UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

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Nuveen Insured Massachusetts Tax-Free Advantage Municipal Fund (NGX)
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Important Notice to Fund Shareholders

November 16, 2011

Although we recommend that you read the complete Proxy Statement, for your convenience, we have provided a brief overview of the issues to be voted on.

Q.	Why am I receiving this Proxy Statement?

A.	You are receiving this Proxy Statement in connection with the annual shareholders meeting of Nuveen Insured Massachusetts Tax-Free Advantage Municipal Fund (the “Fund”). The following proposals will be considered:

(i)	the election of board members for the Fund (the list of specific nominees is contained in the enclosed Proxy Statement);

(ii)	the elimination of the current fundamental investment policy and adoption of a new fundamental investment policy regarding the Fund’s investment of at least 80% of its assets in municipal securities (the “New Fundamental 80% Policy”); and

(iii)	the elimination of the current fundamental investment policy and adoption of a new fundamental investment policy regarding the Fund’s ability to make loans (the “New Fundamental Loan Policy”).

The Fund’s Board of Trustees (“Board”), including the Board’s independent members, unanimously recommends that you vote FOR each proposal.

Your vote is very important. We encourage you as a shareholder to participate in the Fund’s governance by returning your vote as soon as possible. If enough shareholders don’t cast their votes, the Fund may not be able to hold its meeting or the vote on each issue, and will be required to incur additional solicitation costs in order to obtain sufficient shareholder participation.

Proposal Regarding New Fundamental 80% Policy

Q.	What am I being asked to approve?

A.	You are being asked to approve a change to the Fund’s fundamental policy requiring it to invest at least 80% of its assets in insured municipal securities. Under the New Fundamental 80% Policy, the Fund will no longer be required to invest in insured municipal securities, and instead will invest at least 80% of its assets in municipal securities and, as a non-fundamental policy, at least 80% of its assets in investment grade quality municipal securities. The Fund, as a non-fundamental policy, also invests under normal circumstances, at least 80% of its assets in municipal securities and other related investments that pay interest exempt from the federal alternative minimum tax applicable to individuals. The Fund’s investment objectives remain unchanged.

Q.	Why has the Board recommended the elimination of the current fundamental 80% policy and the adoption of the New Fundamental 80% Policy?

A.	As a result of changes in municipal bond insurance described below, Nuveen Fund Advisors, Inc. (“Nuveen Fund Advisors”) and the Board believe it is in the best interests of the Fund to modify the Fund’s current fundamental 80% policy, to provide the Fund with additional flexibility to achieve its objectives. If these changes are approved, the Board will also change the name of the Fund to Nuveen Massachusetts AMT-Free Municipal Income Fund.

Q.	Was there a particular catalyst or portfolio concern prompting this proposal?

A.	In the aftermath of the 2008 financial crisis and the downgrade of most bond insurers, bond insurance has lost much of its economic value, and most insured municipal bonds now trade based upon their underlying creditworthiness. The resulting steep decline in the use of bond insurance has led to lack of new issue supply and a limited universe of potential investments for the Fund. The New Fundamental 80% Policy would potentially enhance the Fund’s ability to achieve its investment objectives.

Q.	What are the potential benefits of the New Fundamental 80% Policy to shareholders of the Fund?

A.	The proposed New Fundamental 80% Policy is intended to give the Fund additional investment flexibility and improve its ability to pursue investment opportunities. If approved, the Fund would no longer be required to invest primarily in insured obligations, which would allow the Fund to invest in a broader universe of municipal obligations; however, the Fund would continue to invest at least 80% of its assets in municipal securities and other related investments that pay interest exempt from federal and Massachusetts income taxes and from the federal alternative minimum tax applicable to individuals. Nuveen Fund Advisors believes the proposed New Fundamental 80% Policy is in the best interests of the Fund and is consistent with the Fund’s investment objective.

Q.	What actions are required in order to implement the New Fundamental 80% Policy?

A.	In order to implement the New Fundamental 80% Policy and obtain the potential benefits described above, shareholders are being asked to approve the elimination of an existing fundamental policy and the adoption of the New Fundamental 80% Policy.

Q.	What happens if shareholders do not approve the elimination of the fundamental investment policy and/or do not approve the New Fundamental 80% Policy?

A.	The Fund will not be able to implement the New Fundamental 80% Policy as discussed above unless shareholders approve both proposals. The Fund would likely incur further expenses to solicit additional shareholder participation, and may experience potential disruptions to its investment operations. The Fund’s Board urges you to vote without delay in order to avoid the potential for higher costs and/or disruptions to portfolio operations.

Proposal Regarding the New Fundamental Loan Policy

Q.	What are the potential benefits of the New Fundamental Loan Policy for common shareholders of the Fund?

A.

Investment policies currently vary across otherwise-similar Nuveen municipal closed-end funds, reflecting evolving markets and guidelines as the different funds were launched over the past 20 years. As part of a continuing broader “best practices” initiative, which began approximately three years ago, all Nuveen municipal closed-end funds, including the Fund, are seeking to adopt a uniform set of investment policies that reflect municipal market and regulatory developments over time. The proposed New Fundamental Loan Policy would permit the Fund to make loans to the extent permitted by the securities laws. Among other things, this change is intended to provide the Fund the flexibility to make loans in circumstances where a municipal issuer is in distress if Nuveen Fund Advisors believes that doing so would both:

(i)	facilitate a timely workout of the issuer’s situation in a manner which benefits the Fund; and

(ii)	be the best choice for reducing the likelihood or severity of loss on the Fund’s investment.

Conforming and updating these investment policies is intended to benefit common shareholders by increasing portfolio manager efficiency and flexibility to take advantage of a wide range of appropriate opportunities in the municipal bond markets in pursuit of the Fund’s investment objectives.

Q.	What are the potential benefits of the New Fundamental Loan Policy for preferred shareholders of the Fund?

A.	The potential benefits to preferred shareholders are increased flexibility in diversifying portfolio risks and optimizing returns on current investments in order to pursue the preservation and possible growth of capital which, if successful, will help to sustain and build net asset value and therefore, asset coverage levels for preferred shares.

Q.	What actions are required in order to implement the New Fundamental Loan Policy?

A.	In order to implement the New Fundamental Loan Policy and obtain the potential benefits described above, shareholders are being asked to approve the elimination of an existing fundamental policy and the adoption of a New Fundamental Loan Policy.

Q.	What happens if shareholders do not approve the elimination of the fundamental investment policy and/or do not approve the New Fundamental Loan Policy?

A.	The Fund will not be able to implement the New Fundamental Loan Policy as discussed above unless shareholders approve both proposals. The Fund would likely incur further expenses to solicit additional shareholder participation, and may experience potential disruptions to its investment operations. The Fund’s Board urges you to vote without delay in order to avoid the potential for higher costs and/or disruptions to portfolio operations.

Q.	Was there a particular catalyst or portfolio concern prompting this proposal?

A.	This proposal is part of a broader policy initiative undertaken by Nuveen for the past several years. There are currently no identified credit situations within the complex where the use of this greater loan flexibility is intended or targeted. As stated in the Proxy Statement, this policy change proposal reflects the broader intent to provide Nuveen’s municipal closed-end funds, including the Fund, the same portfolio management flexibility already available to other funds with similar investment objectives within the Nuveen complex.

Q.	Does this proposal reflect a growing concern on Nuveen’s part over the state of municipal issuers?

A.

Nuveen’s portfolio management and research team is actively engaged in monitoring both macro issues impacting the municipal bond market as well as individual credit holdings held by the various Nuveen funds. The team regularly comments on the strength of the municipal bond market as well as provides in-depth research articles. Providing the Fund with the option of making loans to help facilitate a timely workout of a distressed issuer’s situation merely provides the Fund with an additional tool to help preserve shareholder value, and, importantly, should not be viewed as a commentary on the state of the municipal bond market.

Q.	Have the Nuveen municipal closed-end funds participated in loans to municipal issuers in the past?

A.	Though such a loan situation in the municipal market is rare, it represents a more common workout practice in the corporate bond market. The most recent situation where a Nuveen fund with the flexibility to do so made a loan to an issuer facing a credit workout situation occurred approximately eight years ago. Since that time, a limited number of funds having a policy permitting the making of loans have considered doing so in particular workout situations, but have taken other actions in pursuit of maximizing shareholder value.

General

Q.	Who do I call if I have questions?

A.	If you need any assistance, or have any questions regarding the proposals or how to vote your shares, please call Computershare Fund Services, the Fund’s proxy solicitor, at (866) 963-5818 weekdays during its business hours of 8:00 a.m. to 10:00 p.m. and Saturdays from 11:00 a.m. to 5:00 p.m. Central time. Please have your proxy materials available when you call.

Q.	How do I vote my shares?

A.	You can vote your shares by completing and signing the enclosed proxy card, and mailing it in the enclosed postage-paid envelope. Alternatively, you may vote by telephone by calling the toll-free number on the proxy card or by computer by going to the Internet address provided on the proxy card and following the instructions, using your proxy card as a guide.

Q.	Will anyone contact me?

A.	You may receive a call from Computershare Fund Services, the proxy solicitor hired by the Fund, to verify that you received your proxy materials, to answer any questions you may have about the proposals and to encourage you to vote your proxy.

We recognize the inconvenience of the proxy solicitation process and would not impose on you if we did not believe that the matters being proposed were important and in the best interests of the Fund. Once your vote has been registered with the proxy solicitor, your name will be removed from the solicitor’s follow-up contact list.

Notice of Annual Meeting of Shareholders December 16, 2011	333 West Wacker Drive Chicago, Illinois 60606 (800) 257-8787

November 16, 2011

Nuveen Insured Massachusetts Tax-Free Advantage Municipal Fund (NGX, NGX PrC)

To the Shareholders of the Fund:

Notice is hereby given that the Annual Meeting of Shareholders (the “Annual Meeting”) of Nuveen Insured Massachusetts Tax-Free Advantage Municipal Fund (the “Fund”), a Massachusetts business trust, will be held at the offices of Nuveen Investments, 333 West Wacker Drive, Chicago, Illinois 60606, on Friday, December 16, 2011, at 2:00 p.m., Central time, for the following purposes and to transact such other business, if any, as may properly come before the Annual Meeting:

Matters to Be Voted on by Shareholders:

1.	To elect five (5) Members to the Board of Trustees (the “Board” and each Trustee a “Board Member”) of the Fund as outlined below:

(a)	three (3) Board Members to be elected by the holders of common shares and preferred shares voting together as a single class; and

(b)	two (2) Board Members to be elected by the holders of preferred shares voting separately as a single class.

2.	To approve the elimination of the Fund’s fundamental investment policy and to approve a new fundamental investment policy regarding the Fund’s investment of at least 80% of its assets in municipal securities.

(a)(i)	Holders of common shares and preferred shares voting as a single class, to approve the elimination of the existing fundamental investment policy related to the Fund’s investment of at least 80% of its assets in municipal securities.

(a)(ii)	Holders of preferred shares voting separately as a single class, to approve the elimination of the existing fundamental investment policy related to the Fund’s investment of at least 80% of its assets in assets in municipal securities.

(b)(i)	Holders of common shares and preferred shares voting as a single class, to approve a new fundamental investment policy related to the Fund’s investment of at least 80% of its assets in assets in municipal securities.

(b)(ii)	Holders of preferred shares voting separately as a single class, to approve a new fundamental investment policy related to the Fund’s investment of at least 80% of its assets in securities assets in municipal securities.

3.	To approve the elimination of the Fund’s fundamental investment policy and to approve a new fundamental investment policy regarding the Fund’s ability to make loans.

(a)(i)	Holders of common shares and preferred shares voting as a single class, to approve the elimination of the existing fundamental investment policy related to the Fund’s ability to make loans.

(a)(ii)	Holders of preferred shares voting separately as a single class, to approve the elimination of the existing fundamental investment policy related to the Fund’s ability to make loans.

(b)(i)	Holders of common shares and preferred shares voting as a single class, to approve a new fundamental investment policy related to the Fund’s ability to make loans.

(b)(ii)	Holders of preferred shares voting separately as a single class, to approve a new fundamental investment policy related to the Fund’s ability to make loans.

4.	To transact such other business as may properly come before the Annual Meeting.

Shareholders of record at the close of business on October 31, 2011 are entitled to notice of and to vote at the Annual Meeting or any adjournments or postponements thereof.

All shareholders are cordially invited to attend the Annual Meeting. In order to avoid delay and additional expense and to assure that your shares are represented, please vote as promptly as possible, regardless of whether or not you plan to attend the Annual Meeting. You may vote by mail, telephone or over the Internet. To vote by mail, please mark, sign, date and mail the enclosed proxy card. No postage is required if mailed in the United States. To vote by telephone, please call the toll-free number located on your proxy card and follow the recorded instructions, using your proxy card as a guide. To vote over the Internet, go to the Internet address provided on your proxy card and follow the instructions, using your proxy card as a guide.

Kevin J. McCarthy

Vice President and Secretary

Proxy Statement	333 West Wacker Drive Chicago, Illinois 60606 (800) 257-8787

November 16, 2011

This Proxy Statement is first being mailed to shareholders of Nuveen Insured Massachusetts Tax-Free Advantage Municipal Fund (NGX, NGX PrC) (the “Fund”) on or about November 18, 2011.

General Information

This Proxy Statement is furnished in connection with the solicitation by the Board of Trustees (the “Board,” and each Trustee, a “Board Member” and collectively, the “Board Members”) of the Fund, of proxies to be voted at the Annual Meeting of Shareholders to be held at the offices of Nuveen Investments, 333 West Wacker Drive, Chicago, Illinois 60606, on Friday, December 16, 2011, at 2:00 p.m., Central time (the “Annual Meeting”), and at any and all adjournments or postponements thereof.

On the matters coming before the Annual Meeting as to which a choice has been specified by shareholders on the proxy, the shares will be voted accordingly. If a proxy is returned and no choice is specified, the shares will be voted FOR the election of the nominees as listed in this Proxy Statement and FOR the elimination of the current fundamental investment policies and the adoption of new fundamental investment policies for the Fund as discussed herein. Shareholders of the Fund who execute proxies may revoke them at any time before they are voted by filing with the Fund a written notice of revocation, by delivering a duly executed proxy bearing a later date, or by attending the Annual Meeting and voting in person.

The following table indicates which shareholders are solicited with respect to each matter:

Matter		Common Shares	Preferred Shares
1(a)	Election of three (3) Board Members by the holders of common shares and preferred shares voting together as a single class.	X	X
1(b)	Election of two (2) Board Members by the holders of preferred shares voting separately as a single class.		X
2(a)(i)	Holders of common shares and preferred shares voting as a single class, to approve the elimination of the existing fundamental investment policy related to the Fund’s investment of at least 80% of its assets in municipal securities.	X	X
2(a)(ii)	Holders of preferred shares voting separately as a single class, to approve the elimination of the existing fundamental investment policy related to the Fund’s investment of at least 80% of its assets in municipal securities.		X

Matter		Common Shares	Preferred Shares
2(b)(i)	Holders of common shares and preferred shares voting as a single class, to approve a new fundamental investment policy related to the Fund’s investment of at least 80% of its assets in municipal securities.	X	X
2(b)(ii)	Holders of preferred shares voting separately as a single class, to approve a new fundamental investment policy related to the Fund’s investment of at least 80% of its assets in municipal securities.		X
3(a)(i)	Holders of common shares and preferred shares voting as a single class, to approve the elimination of the existing fundamental investment policy related to the Fund’s ability to make loans.	X	X
3(a)(ii)	Holders of preferred shares voting separately as a single class, to approve the elimination of the existing fundamental investment policy related to the Fund’s ability to make loans.		X
3(b)(i)	Holders of common shares and preferred shares voting as a single class, to approve a new fundamental investment policy related to the Fund’s ability to make loans.	X	X
3(b)(ii)	Holders of preferred shares voting separately as a single class, to approve a new fundamental investment policy related to the Fund’s ability to make loans.		X

“Preferred Shares” is used herein to refer to the Fund’s MuniFund Term Preferred (MTP) shares.

A quorum of shareholders is required to take action at the Annual Meeting. A majority of the shares entitled to vote at the Annual Meeting, represented in person or by proxy, will constitute a quorum, except that for the election of the two Board Member nominees to be elected by holders of Preferred Shares of the Fund, 33 1/3% of the Preferred Shares entitled to vote and represented in person or by proxy will constitute a quorum. Votes cast by proxy or in person at the Annual Meeting will be tabulated by the inspectors of election appointed for the Annual Meeting. The inspectors of election will determine whether or not a quorum is present at the Annual Meeting. The inspectors of election will treat abstentions and “broker non-votes” (i.e., shares held by brokers or nominees, typically in “street name,” as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) as present for purposes of determining a quorum.

The affirmative vote of a plurality of the shares present and entitled to vote at the Annual Meeting will be required to elect the Board Members of the Fund. For purposes of determining the approval of the proposal to elect nominees for the Fund, abstentions and broker non-votes will have no effect on the election of Board Members. For purposes of determining the approval of the elimination of the current fundamental investment policies and the adoption of the new fundamental investment policies for the Fund as discussed herein, a change will only be consummated if approved by the affirmative vote of the holders of a majority of the outstanding shares of a Fund’s common shares and Preferred Shares, voting together as a single class, and by the affirmative vote of a majority of the Fund’s outstanding Preferred Shares, voting as a separate class. For this purpose, a majority of the outstanding shares means, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), (a) 67% or more of the voting securities present at the Annual Meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy; or (b) more than 50% of the outstanding voting securities, whichever is less. For purposes of determining the approval of the elimination of the current fundamental investment policies and the adoption of the new fundamental investment policies, abstentions and broker non-votes will have the same effect as shares voted against the proposals.

Those persons who were shareholders of record at the close of business on October 31, 2011 will be entitled to one vote for each share held and a proportionate fractional vote for each fractional share held. As of October 31, 2011, there were 2,727,010 common shares of the Fund issued and outstanding and 2,207,500 Preferred Shares issued and outstanding. The Fund’s common shares are listed on NYSE Amex under the ticker symbol NGX, and the Fund’s Preferred Shares are listed on the New York Stock Exchange (“NYSE”) under the ticker symbol NGX PrC.

1.	Election of Board Members

Pursuant to the organizational documents of the Fund, the Board is divided into three classes, Class I, Class II and Class III, to be elected by the holders of the outstanding common shares and any outstanding Preferred Shares, voting together as a single class, to serve until the third succeeding annual meeting subsequent to their election or thereafter, in each case until their successors have been duly elected and qualified. At this Annual Meeting, holders of common shares and Preferred Shares, voting together as a single class, are entitled to elect three (3) Board Members designated as Class II Board Members. In addition, at this Annual Meeting holders of Preferred Shares, voting separately as a single class, are entitled to elect two (2) Board Members. The Board Members elected by holders of Preferred Shares will be elected to serve until the next annual meeting or until their successors have been duly elected and qualified.

(a)	Three (3) Board Members are to be elected by holders of common shares and Preferred Shares, voting together as a single class. Board Members Amboian, Kundert and Toth have been designated as Class II Board Members and as nominees for Board membership for a term expiring at the annual meeting of shareholders in 2014 or until their successors have been duly elected and qualified. Board Members Bremner, Evans, Stockdale, Stone and Stringer are current and continuing Board Members. Board Members Bremner and Evans have been designated as Class III Board Members for a term expiring at the annual meeting of shareholders in 2012 or until their successors have been duly elected and qualified. Board Members Stockdale, Stone and Stringer have been designated as Class I Board Members for a term expiring at the annual meeting of shareholders in 2013 or until their successors have been duly elected and qualified.

(b)	Two (2) Board Members are to be elected by holders of Preferred Shares, voting separately as a single class. Board Members Hunter and Schneider are nominees for election by holders of Preferred Shares for a term expiring at the next annual meeting or until their successors have been duly elected and qualified.

It is the intention of the persons named in the enclosed proxy to vote the shares represented thereby for the election of the nominees listed in the table below unless the proxy is marked otherwise. Each of the nominees has agreed to serve as a Board Member of the Fund if elected. However, should any nominee become unable or unwilling to accept nomination for election, the proxies will be voted for substitute nominees, if any, designated by the Fund’s present Board.

Board Members Stockdale and Stone were last elected to the Fund’s Board as Class I Board Members at the annual meeting of shareholders held on November 16, 2010.

Board Members Bremner and Evans were last elected to the Fund’s Board as Class III Board Members at the annual meeting of shareholders held on November 30, 2009 and adjourned to January 12, 2010.

Board Members Hunter and Schneider were last elected to the Fund’s Board at the annual meeting of shareholders held on November 16, 2010.

On January 1, 2011, Ms. Stringer was appointed as a Board Member for the Fund, and designated as a Class I Board Member with respect to the Fund.

Other than Mr. Amboian, all Board Member nominees are not “interested persons” as defined in the 1940 Act, of the Fund or of Nuveen Fund Advisors, Inc. (the “Adviser”) and have never been an employee or director of Nuveen Investments, Inc. (“Nuveen”), the Adviser’s parent company, or any affiliate. Accordingly, such Board Members are deemed “Independent Board Members.”

The Board unanimously recommends that shareholders vote FOR the election of the nominees named below.

Board Members/Nominees

Unless otherwise noted, the following information is as of November 11, 2011.

Name, Address and Birthdate	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member During the Past Five Years
Independent Board Members/Nominees

Robert P. Bremner* c/o Nuveen Investments, Inc. 333 West Wacker Drive Chicago, IL 60606 (8/22/40)	Chairman of Board and Board Member	Term: Class III Board Member until 2012 Length of Service: Since 1996	Private Investor and Management Consultant; Treasurer and Director, Humanities Council, Washington, D.C.; Board Member, Independent Directors Council affiliated with the Investment Company Institute.	243	N/A

Name, Address and Birthdate	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member During the Past Five Years

Jack B. Evans c/o Nuveen Investments, Inc. 333 West Wacker Drive Chicago, IL 60606 (10/22/48)	Board Member	Term: Class III Board Member until 2012 Length of Service: Since 1999	President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Member, Board of Regents for the State of Iowa University System; Director, Source Media Group; Life Trustee of Coe College and the Iowa College Foundation; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm.	243	Director and Chairman, United Fire Group, a publicly held company; formerly, Director, Alliant Energy.

William C. Hunter c/o Nuveen Investments, Inc. 333 West Wacker Drive Chicago, IL 60606 (3/6/48)	Board Member	Term: Annual Board Member until 2011 Length of Service: Since 2004	Dean (since 2006), Tippie College of Business, University of Iowa; Director (since 2005), Beta Gamma Sigma International Honor Society; Director of Wellmark, Inc. (since 2009); formerly, Director (1997-2007), Credit Research Center at Georgetown University; formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003).	243	Director (since 2004) of Xerox Corporation.

Name, Address and Birthdate	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member During the Past Five Years

David J. Kundert* c/o Nuveen Investments, Inc. 333 West Wacker Drive Chicago, IL 60606 (10/28/42)	Board Member	Term: Class II Board Member until 2011 Length of Service: Since 2005	Director, Northwestern Mutual Wealth Management Company; retired (since 2004) as Chairman, JPMorgan Fleming Asset Management, President and CEO, Banc One Investment Advisors Corporation, and President, One Group Mutual Funds; prior thereto, Executive Vice President, Bank One Corporation and Chairman and CEO, Banc One Investment Management Group; Member, Board of Regents, Luther College; Member of the Wisconsin Bar Association; Member of Board of Directors, Friends of Boerner Botanical Gardens; Member of Board of Directors and Chair of Investment Committee, Greater Milwaukee Foundation.	243	N/A

William J. Schneider* c/o Nuveen Investments, Inc. 333 West Wacker Drive Chicago, IL 60606 (9/24/44)	Board Member	Term: Annual Board Member until 2011 Length of Service: Since 1996	Chairman of Miller-Valentine Partners Ltd., a real estate investment company; Member, Mid-America Health System Board; Member, University of Dayton Business School Advisory Council; formerly, Senior Partner and Chief Operating Officer (retired, 2004) of Miller-Valentine Group; formerly, Member, Dayton Philharmonic Orchestra Association; formerly, Director, Dayton Development Coalition; formerly, Member, Business Advisory Council, Cleveland Federal Reserve Bank.	243	N/A

Name, Address and Birthdate	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member During the Past Five Years

Judith M. Stockdale c/o Nuveen Investments, Inc. 333 West Wacker Drive Chicago, IL 60606 (12/29/47)	Board Member	Term: Class I Board Member until 2013 Length of Service: Since 1997	Executive Director, Gaylord and Dorothy Donnelley Foundation (since 1994); prior thereto, Executive Director, Great Lakes Protection Fund (1990-1994).	243	N/A

Carole E. Stone* c/o Nuveen Investments, Inc. 333 West Wacker Drive Chicago, IL 60606 (6/28/47)	Board Member	Term: Class I Board Member until 2013 Length of Service: Since 2007	Director, C2 Options Exchange, Incorporated (since 2009); formerly, Commissioner, New York State Commission on Public Authority Reform (2005-2010); formerly, Chair, New York Racing Association Oversight Board (2005-2007).	243	Director, Chicago Board Options Exchange (since 2006).

Virginia L. Stringer c/o Nuveen Investments, Inc. 333 West Wacker Drive Chicago, IL 60606 (8/16/44)	Board Member	Term: Class I Board Member until 2013 Length of Service: Since 2011	Board Member, Mutual Fund Directors Forum; Member, Governing Board, Investment Company Institute’s Independent Directors Council; Governance consultant and non-profit board member; former Owner and President, Strategic Management Resources, Inc., a management consulting firm; previously, held several executive positions in general management, marketing and human resources at IBM and The Pillsbury Company.	243	Previously, Independent Director (1987-2010) and Chair (1997-2010), First American Fund Complex.

Name, Address and Birthdate	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member During the Past Five Years

Terence J. Toth* c/o Nuveen Investments, Inc. 333 West Wacker Drive Chicago, IL 60606 (9/29/59)	Board Member	Term: Class II Board Member until 2011 Length of Service: Since 2008	Director, Legal & General Investment Management America, Inc. (since 2008); Managing Partner, Promus Capital (since 2008); formerly, CEO and President, Northern Trust Global Investments (2004- 2007); Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); Member, Goodman Theatre Board (since 2004); Chicago Fellowship Board (since 2005), and Catalyst Schools of Chicago Board (since 2008); formerly Member, Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).	243	N/A
Non-Independent Board Member/Nominee

John P. Amboian(2) 333 West Wacker Drive Chicago, IL 60606 (6/14/61)	Board Member	Term: Class II Board Member until 2011 Length of Service: Since 2008	Chief Executive Officer and Chairman (since 2007) and Director (since 1999) of Nuveen Investments, Inc.; formerly, President (1999-2007); Chief Executive Officer (since 2007) of Nuveen Investments Advisers Inc.; Director (since 1998), formerly, Chief Executive Officer (2007-2010) of Nuveen Fund Advisors, Inc.	243	N/A

*	Also serves as a trustee of Nuveen Diversified Commodity Fund, an exchange-traded commodity pool managed by Nuveen Commodities Asset Management, LLC, an affiliate of the Fund’s Adviser.
(1)	Length of Time Served indicates the year in which the individual became a Board Member of a fund in the Nuveen Fund complex.
(2)	Mr. Amboian is an “interested person” of the Fund as defined in the 1940 Act, by reason of his positions with Nuveen and certain of its subsidiaries.

The dollar range of equity securities beneficially owned by each Board Member in the Fund and all Nuveen funds overseen by the Board Member as of May 31, 2011 is set forth in Appendix A. The number of shares of the Fund beneficially owned by each Board Member and by the Board Members and officers of the Fund as a group as of May 31, 2011 is set forth in Appendix A. On May 31, 2011, Board Members and executive officers as a group beneficially owned approximately 1,160,000 shares of all funds managed by the Adviser (including shares held by the Board Members through the Deferred Compensation Plan for Independent Board Members and by executive officers in Nuveen’s 401(k)/profit sharing plan). As of October 31, 2011, each Board Member’s individual beneficial shareholdings of the Fund constituted less than 1% of the outstanding shares of the Fund. As of October 31, 2011, the Board Members and executive officers as a group beneficially owned less than 1% of the outstanding shares of the Fund. As of October 31, 2011, based on Schedule 13G filings made on or prior to January 27, 2011, no shareholder beneficially owned more than 5% of any class of shares of the Fund.

Compensation

Prior to January 1, 2011, each Independent Board Member received a $100,000 annual retainer plus (a) a fee of $3,250 per day for attendance in person or by telephone at a regularly scheduled meeting of the Board; (b) a fee of $2,500 per meeting for attendance in person where such in-person attendance was required and $1,500 per meeting for attendance by telephone or in person where in-person attendance was not required at a special, non-regularly scheduled board meeting; (c) a fee of $2,000 per meeting for attendance in person or by telephone at an audit committee meeting; (d) a fee of $2,000 per meeting for attendance in person or by telephone at a regularly scheduled compliance, risk management and regulatory oversight committee meeting where in-person attendance was required and $1,000 per meeting for attendance by telephone or in-person where in-person attendance was not required; (e) a fee of $1,000 per meeting for attendance in person or by telephone for a meeting of the dividend committee; and (f) a fee of $500 per meeting for attendance in person at all other committee meetings ($1,000 for shareholder meetings) on a day on which no regularly scheduled board meeting was held in which in-person attendance was required and $250 per meeting for attendance by telephone or in-person at such committee meetings (excluding shareholder meetings) where in-person attendance was not required and $100 per meeting when the executive committee acted as pricing committee for IPOs, plus, in each case, expenses incurred in attending such meetings. In addition to the payments described above, the Independent Chairman received $50,000 annually, the chairpersons of the audit committee, the dividend committee and the compliance, risk management and regulatory oversight committee received $7,500 and the chairperson of the nominating and governance committee received $5,000 as additional retainers. Independent Board Members also received a fee of $2,500 per day for site visits to entities that provide services to the Nuveen funds on days on which no regularly scheduled board meeting was held. When ad hoc committees were organized, the nominating and governance committee at the time of formation determined compensation to be paid to the members of such committees, however, in general such fees were $1,000 per meeting for attendance in person at any ad hoc committee meeting where in-person attendance was required and $500 per meeting for attendance by telephone or in person at such meetings where in-person attendance was not required. The annual retainer, fees and expenses were allocated among the funds managed by the Adviser, on the basis of relative net assets although fund management was able, in its discretion, to establish a minimum amount to be allocated to each fund. The Board Member affiliated with Nuveen and the Adviser served without any compensation from the Funds.

Effective January 1, 2011, each Independent Board Member receives a $120,000 annual retainer plus (a) a fee of $4,500 per day for attendance in person or by telephone at regularly scheduled meetings of the Board; (b) a fee of $3,000 per meeting for attendance in person or by telephone at special, non-regularly scheduled Board meetings where in-person attendance is required and $2,000 per meeting for attendance by telephone or in person at such meetings where in-person attendance is not required; (c) a fee of $2,500 per meeting for attendance in person or by telephone at Audit Committee meetings where in-person attendance is required and $2,000 per meeting for attendance by telephone or in person at such meetings where in-person attendance is not required; (d) a fee of $2,500 per meeting for attendance in person or by telephone at Compliance, Risk Management and Regulatory Oversight Committee meetings where in-person attendance is required and $2,000 per meeting for attendance by telephone or in person at such meetings where in-person attendance is not required; (e) a fee of $1,000 per meeting for attendance in person or by telephone at Dividend Committee meetings; and (f) a fee of $500 per meeting for attendance in person or by telephone at all other committee meetings ($1,000 for shareholder meetings) where in-person attendance is required and $250 per meeting for attendance by telephone or in person at such committee meetings (excluding shareholder meetings) where in-person attendance is not required, and $100 per meeting when the Executive Committee acts as pricing committee for IPOs, plus, in each case, expenses incurred in attending such meetings, provided that no fees are received for meetings held on days on which regularly scheduled Board meetings are held. In addition to the payments described above, the Chairman of the Board receives $75,000, the chairpersons of the Audit Committee, the Dividend Committee and the Compliance, Risk Management and Regulatory Oversight Committee receive $10,000 each and the chairperson of the Nominating and Governance Committee receives $5,000 as additional retainers. Independent Board Members also receive a fee of $3,000 per day for site visits to entities that provide services to the Nuveen funds on days on which no Board meeting is held. When ad hoc committees are organized, the Nominating and Governance Committee will at the time of formation determine compensation to be paid to the members of such committees; however, in general, such fees will be $1,000 per meeting for attendance in person or by telephone at ad hoc committee meetings where in-person attendance is required and $500 per meeting for attendance by telephone or in person at such meetings where in-person attendance is not required. The annual retainer, fees and expenses are allocated among the Nuveen funds on the basis of relative net assets, although management may, in its discretion, establish a minimum amount to be allocated to the Fund.

The boards of certain Nuveen funds (the “Participating Funds”) established a Deferred Compensation Plan for Independent Board Members (the “Deferred Compensation Plan”). Under the Deferred Compensation Plan, Independent Board Members of the Participating Funds may defer receipt of all, or a portion, of the compensation they earn for their services to the Participating Funds, in lieu of receiving current payments of such compensation. Any deferred amount is treated as though an equivalent dollar amount had been invested in shares of one or more eligible Nuveen funds.

The table below shows, for each Independent Board Member, the aggregate compensation paid by the Fund and the total compensation paid by the Nuveen funds for the fiscal year ended May 31, 2011:

	Robert P. Bremner	Jack B. Evans	William C. Hunter	David J. Kundert	William J. Schneider	Judith M. Stockdale	Carole E. Stone	Virginia L. Stringer(2)	Terence J. Toth

Aggregate Compensation from the Fund	$232	$195	$171	$193	$198	$179	$175	$41	$188
Total Compensation from the Nuveen Funds(1)	$296,672	$246,194	$218,232	$261,192	$264,031	$227,717	$211,400	$57,000	$245,882

(1)	Based on the total compensation paid, including any amounts deferred by the Board Members for the one-year period ended May 31, 2011 for services to the Nuveen funds.

(2)	Ms. Stringer was appointed to the Board of Trustees of the Nuveen funds effective January 1, 2011.

Board Leadership Structure and Risk Oversight

The Board oversees the operations and management of the Fund, including the duties performed for the Fund by the Adviser. The Board has adopted a unitary board structure. A unitary board consists of one group of directors who serve on the board of every fund in the complex. In adopting a unitary board structure, the Board Members seek to provide effective governance through establishing a board, the overall composition of which will, as a body, possess the appropriate skills, independence and experience to oversee the Fund’s business. With this overall framework in mind, when the Board, through its Nominating and Governance Committee discussed below, seeks nominees for the Board, the Board Members consider, not only the candidate’s particular background, skills and experience, among other things, but also whether such background, skills and experience enhance the Board’s diversity and at the same time complement the Board given its current composition and the mix of skills and experiences of the incumbent Board Members. The Nominating and Governance Committee believes that the Board generally benefits from diversity of background, experience and views among its members, and considers this a factor in evaluating the composition of the Board, but has not adopted any specific policy on diversity or any particular definition of diversity.

The Board believes the unitary board structure enhances good and effective governance, particularly given the nature of the structure of the investment company complex. Funds in the same complex generally are served by the same service providers and personnel and are governed by the same regulatory scheme which raises common issues that must be addressed by the Board Members across the fund complex (such as compliance, valuation, liquidity, brokerage, trade allocation or risk management). The Board believes it is more efficient to have a single board review and oversee common policies and procedures which increases the Board’s knowledge and expertise with respect to the many aspects of fund operations that are complex-wide in nature. The unitary structure also enhances the Board’s influence and oversight over the Adviser and other service providers.

In an effort to enhance the independence of the Board, the Board also has a Chairman that is an Independent Board Member. The Board recognizes that a chairman can perform an important role in setting the agenda for the Board, establishing the boardroom culture, establishing a point person on behalf of the Board for Fund management, and reinforcing the Board’s focus on the long-term interests of shareholders. The Board recognizes that a chairman may be able to better perform these functions without any conflicts of interests arising from a position with Fund management. Accordingly, the Board Members have elected Robert P. Bremner as the independent Chairman of the Board. Specific responsibilities of the Chairman include: (i) presiding at all meetings of the Board and of the shareholders; (ii) seeing that all orders and resolutions of the Board Members are carried into effect; and (iii) maintaining records of and, whenever necessary, certifying all proceedings of the Board Members and the shareholders.

Although the Board has direct responsibility over various matters (such as advisory contracts, underwriting contracts and Fund performance), the Board also exercises certain of its oversight responsibilities through several committees that it has established and which report back to the full Board. The Board believes that a committee structure is an effective means to permit Board Members to focus on particular operations or issues affecting the Fund, including risk oversight. More specifically, with respect to risk oversight, the Board has delegated matters relating to valuation and compliance to certain committees (as summarized below) as well as certain aspects of investment risk. In addition, the Board believes that the periodic rotation of Board Members among the different committees allows the Board Members to gain additional and different perspectives of a Fund’s operations. The Board has established five standing committees: the Executive Committee, the Dividend Committee, the Audit Committee, the Compliance, Risk Management and Regulatory Oversight Committee and the Nominating and Governance Committee. The Board may also from time to time create ad hoc committees to focus on particular issues as the need arises. The membership and functions of the standing committees are summarized below.

The Executive Committee, which meets between regular meetings of the Board, is authorized to exercise all of the powers of the Board. The members of the Executive Committee are Robert P. Bremner, Chair, Judith M. Stockdale and John P. Amboian. The number of Executive Committee meetings of the Fund held during its last fiscal year is shown in Appendix B.

The Dividend Committee is authorized to declare distributions on the Fund’s shares including, but not limited to, regular and special dividends, capital gains and ordinary income distributions. The members of the Dividend Committee are Jack B. Evans, Chair, Judith M. Stockdale and Terence J. Toth. The number of Dividend Committee meetings of the Fund held during its last fiscal year is shown in Appendix B.

The Board has an Audit Committee, in accordance with Section 3(a)(58)(A) of the 1934 Act, that is composed of Independent Board Members who are also “independent” as that term is defined in the listing standards pertaining to closed-end funds of the NYSE or NYSE Amex, as applicable. The Audit Committee assists the Board in: the oversight and monitoring of the accounting and reporting policies, processes and practices of the Fund, and the audits of the financial statements of the Fund; the quality and integrity of the financial statements of the Fund; the Fund’s compliance with legal and regulatory requirements relating to the Fund’s financial statements; the independent auditors’ qualifications, performance and independence; and the pricing procedures of the Fund and the internal valuation group of Nuveen. It is the responsibility of the Audit Committee to select, evaluate and replace any independent auditors (subject only to Board and, if applicable, shareholder ratification) and to determine their compensation. The Audit Committee is also responsible for, among other things, overseeing the valuation of securities comprising the Fund’s portfolios. Subject to the Board’s general supervision of such actions, the Audit Committee addresses any valuation issues, oversees the Fund’s pricing procedures and actions taken by Nuveen’s internal valuation group which provides regular reports to the committee, reviews any issues relating to the valuation of the Fund’s securities brought to its attention, and considers the risks to the Fund in assessing the possible resolutions of these matters. The Audit Committee may also consider any financial risk exposures for the Fund in conjunction with performing its functions.

To fulfill its oversight duties, the Audit Committee receives annual and semi-annual reports and has regular meetings with the external auditors for the Fund and the internal audit group at Nuveen. The Audit Committee also may review, in a general manner, the processes the Board or other Board committees have in place with respect to risk assessment and risk management as well as compliance with legal and regulatory matters relating to the Fund’s financial statements. The Audit Committee operates under a written Audit Committee Charter (the “Charter”) adopted and approved by the Board, which Charter conforms to the listing standards of the NYSE or NYSE Amex, as applicable. Members of the Audit Committee are independent (as set forth in the Charter) and free of any relationship that, in the opinion of the Board Members, would interfere with their exercise of independent judgment as an Audit Committee member. The members of the Audit Committee are Robert P. Bremner, David J. Kundert, Chair, William J. Schneider, Carole E. Stone and Terence J. Toth, each of whom is an Independent Board Member of the Fund. A copy of the Charter is attached as Appendix C. The number of Audit Committee Meetings of the Fund held during its last fiscal year is shown in Appendix B.

The Compliance, Risk Management and Regulatory Oversight Committee (the “Compliance Committee”) is responsible for the oversight of compliance issues, risk management and other regulatory matters affecting the Fund that are not otherwise under or within the jurisdiction of the other committees. The Board has adopted and periodically reviews policies and procedures designed to address the Fund’ compliance and risk matters. As part of its duties, the Compliance Committee: reviews the policies and procedures relating to compliance matters and recommends modifications thereto as necessary or appropriate to the full Board; develops new policies and procedures as new regulatory matters affecting the Fund arise from time to time; evaluates or considers any comments or reports from examinations from regulatory authorities and responses thereto; and performs any special reviews, investigations or other oversight responsibilities relating to risk management, compliance and/or regulatory matters as requested by the Board.

In addition, the Compliance Committee is responsible for risk oversight, including, but not limited to, the oversight of risks related to investments and operations. Such risks include, among other things, exposures to: particular issuers, market sectors, or types of securities; risks related to product structure elements, such as leverage; and techniques that may be used to address those risks, such as hedging and swaps. In assessing issues brought to the Compliance Committee’s attention or in reviewing a particular policy, procedure, investment technique or strategy, the Compliance Committee evaluates the risks to the Fund in adopting a particular approach or resolution compared to the anticipated benefits to the Fund and their shareholders. In fulfilling its obligations, the Compliance Committee meets on a quarterly basis, and at least once a year in person. The Compliance Committee receives written and oral reports from the Fund’s Chief Compliance Officer (“CCO”) and meets privately with the CCO at each of its quarterly meetings. The CCO also provides an annual report to the full Board regarding the operations of the Fund’s and other service providers’ compliance programs, as well as any recommendations for modifications thereto. The Compliance Committee also receives reports from the investment services group of Nuveen regarding various investment risks. Notwithstanding the foregoing, the full Board also participates in discussions with management regarding certain matters relating to investment risk, such as the use of leverage and hedging. The investment services group therefore also reports to the full Board at its quarterly meetings regarding, among other things, Fund performance and the various drivers of such performance. Accordingly, the Board directly and/or in conjunction with the Compliance Committee oversees matters relating to investment risks. Matters not addressed at the committee level are addressed directly by the full Board. The Compliance Committee operates under a written charter adopted and approved by the Board. The members of the Compliance Committee are Jack B. Evans, William C. Hunter, William J. Schneider, Judith M. Stockdale, Chair, and Virginia L. Stringer. The number of Compliance Committee meetings of the Fund held during its last fiscal year is shown in Appendix B.

The Nominating and Governance Committee is responsible for seeking, identifying and recommending to the Board qualified candidates for election or appointment to the Board. In addition, the Nominating and Governance Committee oversees matters of corporate governance, including the evaluation of Board performance and processes, the assignment and rotation of committee members, and the establishment of corporate governance guidelines and procedures, to the extent necessary or desirable, and matters related thereto. Although the unitary and committee structure has been developed over the years and the Nominating and Governance Committee believes the structure has provided efficient and effective governance, the committee recognizes that as demands on the Board evolve over time (such as through an increase in the number of funds overseen or an increase in the complexity of the issues raised), the committee must continue to evaluate the Board and committee structures and their processes and modify the foregoing as may be necessary or appropriate to continue to provide effective governance. Accordingly, the Nominating and Governance Committee has a separate meeting each year to, among other things, review the Board and committee structures, their performance and functions, and recommend any modifications thereto or alternative structures or processes that would enhance the Board’s governance over the Fund’s business.

In addition, the Nominating and Governance Committee, among other things: makes recommendations concerning the continuing education of Board Members; monitors performance of legal counsel and other service providers; establishes and monitors a process by which security holders are able to communicate in writing with Board Members; and periodically reviews and makes recommendations about any appropriate changes to Board Member compensation. In the event of a vacancy on the Board, the Nominating and Governance Committee receives suggestions from various sources, including shareholders, as to suitable candidates. Suggestions should be sent in writing to Lorna Ferguson, Manager of Fund Board Relations, Nuveen Investments, 333 West Wacker Drive, Chicago, IL 60606. The Nominating and Governance Committee sets appropriate standards and requirements for nominations for new Board Members and each nominee is evaluated using the same standards. However, the Nominating and Governance Committee reserves the right to interview any and all candidates and to make the final selection of any new Board Members. In considering a candidate’s qualifications, each candidate must meet certain basic requirements, including relevant skills and experience, time availability (including the time requirements for due diligence site visits to sub-advisers and service providers) and, if qualifying as an Independent Board Member candidate, independence from the Adviser, sub-advisers, underwriters or other service providers, including any affiliates of these entities. These skill and experience requirements may vary depending on the current composition of the Board, since the goal is to ensure an appropriate range of skills, diversity and experience, in the aggregate. Accordingly, the particular factors considered and weight given to these factors will depend on the composition of the Board and the skills and backgrounds of the incumbent Board Members at the time of consideration of the nominees. All candidates, however, must meet high expectations of personal integrity, independence, governance experience and professional competence. All candidates must be willing to be critical within the Board and with management and yet maintain a collegial and collaborative manner toward other Board Members. The Nominating and Governance Committee operates under a written charter adopted and approved by the Board, a copy of which is available on the Fund’s website at www.nuveen.com/CEF/Info/Shareholder/, and is composed entirely of Independent Board Members, who are also “independent” as defined by NYSE or NYSE Amex listing standards, as applicable. Accordingly, the members of the Nominating and Governance Committee are Robert P. Bremner, Chair, Jack B. Evans, William C. Hunter, David J. Kundert, William J. Schneider, Judith M. Stockdale, Carole E. Stone, Virginia L. Stringer and Terence J. Toth. The number of Nominating and Governance Committee meetings of the Fund held during its last fiscal year is shown in Appendix B.

The number of regular quarterly meetings and special meetings held by the Board of the Fund during the Fund’s last fiscal year is shown in Appendix B. During the last fiscal year, each Board Member attended 75% or more of the Fund’s Board meetings and the committee meetings (if a member thereof) held during the period for which such Board Member was a Board Member. The policy of the Board relating to attendance by Board Members at annual meetings of the Fund and the number of Board Members who attended the last annual meeting of shareholders of the Fund is posted on the Fund’s website at www.nuveen.com/CEF/Info/Shareholder/.

Board Diversification and Board Member Qualifications. In determining that a particular Board Member was qualified to serve on the Board, the Board considers each Board Member’s background, skills, experience and other attributes in light of the composition of the Board with no particular factor controlling. The Board believes that Board Members need to have the ability to critically review, evaluate, question and discuss information provided to them, and to interact effectively with Fund management, service providers and counsel, in order to exercise effective business judgment in the performance of their duties, and the Board believes each Board Member satisfies this standard. An effective Board Member may achieve this ability through his or her educational background; business, professional training or practice; public service or academic positions; experience from service as a board member or executive of investment funds, public companies or significant private or not-for-profit entities or other organizations; and/or other life experiences. Accordingly, set forth below is a summary of the experiences, qualifications, attributes, and skills that led to the conclusion, as of the date of this document, that each Board Member should serve in that capacity. References to the experiences, qualifications, attributes and skills of Board Members are pursuant to requirements of the SEC, do not constitute holding out the Board or any Board Member as having any special expertise or experience and shall not impose any greater responsibility or liability on any such person or on the Board by reason thereof.

John P. Amboian

Mr. Amboian, an interested Board Member of the Fund, joined Nuveen Investments in June 1995 and became Chief Executive Officer in July 2007 and Chairman in November 2007. Prior to this, since 1999, he served as President with responsibility for the firm’s product, marketing, sales, operations and administrative activities. Mr. Amboian initially served Nuveen

Investments as Executive Vice President and Chief Financial Officer. Prior to joining Nuveen Investments, Mr. Amboian held key management positions with two consumer product firms affiliated with the Phillip Morris Companies. He served as Senior Vice President of Finance, Strategy and Systems at Miller Brewing Company. Mr. Amboian began his career in corporate and international finance at Kraft Foods, Inc., where he eventually served as Treasurer. He received a Bachelor’s degree in economics and a Masters of Business Administration (“MBA”) from the University of Chicago. Mr. Amboian serves on the Board of Directors of Nuveen Investments and is a Board Member or Trustee of the Investment Company Institute Board of Governors, Boys and Girls Clubs of Chicago, Children’s Memorial Hospital and Foundation, the Council on the Graduate School of Business (University of Chicago), and the North Shore Country Day School Foundation. He is also a member of the Civic Committee of the Commercial Club of Chicago and the Economic Club of Chicago.

Robert P. Bremner

Mr. Bremner, the Board’s Independent Chairman, is a private investor and management consultant in Washington, D.C. His biography of William McChesney Martin, Jr., a former chairman of the Federal Reserve Board, was published by Yale University Press in November 2004. From 1994 to 1997, he was a Senior Vice President at Samuels International Associates, an international consulting firm specializing in governmental policies, where he served in a part-time capacity. Previously, Mr. Bremner was a partner in the LBK Investors Partnership and was chairman and majority stockholder with ITC Investors Inc., both private investment firms. He currently serves on the Board and as Treasurer of the Humanities Council of Washington D.C. and is a Board Member of the Independent Directors Council affiliated with the Investment Company Institute. From 1984 to 1996, Mr. Bremner was an independent Trustee of the Flagship Funds, a group of municipal open-end funds. He began his career at the World Bank in Washington D.C. He graduated with a Bachelor of Science degree from Yale University and received his MBA from Harvard University.

Jack B. Evans

President of the Hall-Perrine Foundation, a private philanthropic corporation, since 1996, Mr. Evans was formerly President and Chief Operating Officer of the SCI Financial Group, Inc., a regional financial services firm headquartered in Cedar Rapids, Iowa. Formerly, he was a member of the Board of the Federal Reserve Bank of Chicago as well as a Director of Alliant Energy. Mr. Evans is Chairman of the Board of United Fire Group, sits on the Board of the Source Media Group, is a member of the Board of Regents for the State of Iowa University System, is a Life Trustee of Coe College and is a member of the Advisory Council of the Department of Finance in the Tippie College of Business, University of Iowa. He has a Bachelor of Arts degree from Coe College and an MBA from the University of Iowa.

William C. Hunter

Mr. Hunter was appointed Dean of the Henry B. Tippie College of Business at the University of Iowa effective July 1, 2006. He had been Dean and Distinguished Professor of Finance at the University of Connecticut School of Business since June 2003. From 1995 to 2003, he was the Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago. While

there he served as the Bank’s Chief Economist and was an Associate Economist on the Federal Reserve System’s Federal Open Market Committee (FOMC). In addition to serving as a Vice President in charge of financial markets and basic research at the Federal Reserve Bank in Atlanta, he held faculty positions at Emory University, Atlanta University, the University of Georgia and Northwestern University. A past Director of the Credit Research Center at Georgetown University, SS&C Technologies, Inc. (2005) and past President of the Financial Management Association International, he has consulted with numerous foreign central banks and official agencies in Western, Central and Eastern Europe, Asia, Central and South America. From 1990 to 1995, he was a U.S. Treasury Advisor to Central and Eastern Europe. He has been a Director of the Xerox Corporation since 2004 and Wellmark, Inc. since 2009. He is President-Elect of Beta Gamma Sigma, Inc., the International Business Honor Society.

David J. Kundert

Mr. Kundert retired in 2004 as Chairman of JPMorgan Fleming Asset Management, as President and CEO of Banc One Investment Advisors Corporation, and as President of One Group Mutual Funds. Prior to the merger between Bank One Corporation and JPMorgan Chase and Co., he was Executive Vice President, Bank One Corporation and, since 1995, the Chairman and CEO, Banc One Investment Management Group. From 1988 to 1992, he was President and CEO of Bank One Wisconsin Trust Company. Currently, Mr. Kundert is a Director of the Northwestern Mutual Wealth Management Company. He started his career as an attorney for Northwestern Mutual Life Insurance Company. Mr. Kundert has served on the Board of Governors of the Investment Company Institute and is currently a member of the Wisconsin Bar Association. He is on the Board of the Greater Milwaukee Foundation and chairs its Investment Committee. He received his Bachelor of Arts degree from Luther College and his Juris Doctor from Valparaiso University.

William J. Schneider

Mr. Schneider is currently Chairman, formerly Senior Partner and Chief Operating Officer (retired, December 2004) of Miller-Valentine Partners Ltd., a real estate investment company. He was formerly a Director and Past Chair of the Dayton Development Coalition. He was formerly a member of the Community Advisory Board of the National City Bank in Dayton as well as a former member of the Business Advisory Council of the Cleveland Federal Reserve Bank. Mr. Schneider is a member of the Business Advisory Council for the University of Dayton College of Business. Mr. Schneider was an independent Trustee of the Flagship Funds, a group of municipal open-end funds. He also served as Chair of the Miami Valley Hospital and as Chair of the Finance Committee of its parent holding company. Mr. Schneider has a Bachelor of Science in Community Planning from the University of Cincinnati and a Masters of Public Administration degree from the University of Dayton.

Judith M. Stockdale

Ms. Stockdale is currently Executive Director of the Gaylord and Dorothy Donnelley Foundation, a private foundation working in land conservation and artistic vitality in the Chicago region and the Lowcountry of South Carolina. Her previous positions include Executive Director of the Great Lakes Protection Fund, Executive Director of Openlands, and Senior Staff

Associate at the Chicago Community Trust. She has served on the Boards of the Land Trust Alliance, the National Zoological Park, the Governor’s Science Advisory Council (Illinois), the Nancy Ryerson Ranney Leadership Grants Program, Friends of Ryerson Woods and the Donors Forum. Ms. Stockdale, a native of the United Kingdom, has a Bachelor of Science degree in geography from the University of Durham (UK) and a Master of Forest Science degree from Yale University.

Carole E. Stone

Ms. Stone retired from the New York State Division of the Budget in 2004, having served as its Director for nearly five years and as Deputy Director from 1995 through 1999. Ms. Stone is currently on the Board of Directors of the Chicago Board Options Exchange, CBOE Holdings, Inc. and C2 Options Exchange, Incorporated. She has also served as the Chair of the New York Racing Association Oversight Board as a Commissioner on the New York State Commission on Public Authority Reform and as a member of the Boards of Directors of several New York State public authorities. Ms. Stone has a Bachelor of Arts in Business Administration from Skidmore College.

Virginia L. Stringer

Ms. Stringer served as the independent chair of the Board of the First American Fund Complex from 1997 to 2010, having joined such Board in 1987. Ms. Stringer serves on the Governing Board of the Investment Company Institute’s Independent Directors Council and on the Board of the Mutual Fund Directors Forum. She is a recipient of the Outstanding Corporate Director award from Twin Cities Business Monthly and the Minnesota Chapter of the National Association of Corporate Directors. Ms. Stringer is the immediate past board chair of the Oak Leaf Trust, director and immediate past board chair of the Saint Paul Riverfront Corporation and is immediate past President of the Minneapolis Club’s Governing Board. She is a director and former board chair of the Minnesota Opera and a Life Trustee and former board member of the Voyageur Outward Bound School. She also served as a trustee of Outward Bound USA. She was appointed by the Governor of Minnesota Board on Judicial Standards and recently served on a Minnesota Supreme Court Judicial Advisory Committee to reform the state’s judicial disciplinary process. She is a member of the International Women’s Forum and attended the London Business School as an International Business Fellow. Ms. Stringer also served as board chair of the Human Resource Planning Society, the Minnesota Women’s Campaign Fund and the Minnesota Women’s Economic Roundtable. Ms. Stringer is the retired founder of Strategic Management Resources, a consulting practice focused on corporate governance, strategy and leadership. She has twenty-five years of corporate experience, having held executive positions in general management, marketing and human resources with IBM and the Pillsbury Company.

Terence J. Toth

Mr. Toth is a Director of Legal & General Investment Management America, Inc. (since 2008) and as a Managing Partner at Promus Capital (since 2008). From 2004 to 2007, he was Chief Executive Officer and President of Northern Trust Global Investments, and Executive Vice President of Quantitative Management & Securities Lending from 2000 to 2004. He also formerly served on the Board of the Northern Trust Mutual Funds. He joined Northern Trust in 1994 after serving as Managing Director and Head of Global Securities Lending at Bankers Trust (1986 to 1994) and Head of Government Trading and Cash Collateral Investment at Northern Trust from 1982 to 1986. He currently serves on the Boards of the Goodman Theatre and Chicago Fellowship, and is Chairman of the Board of Catalyst Schools of Chicago. Mr. Toth graduated with a Bachelor of Science degree from the University of Illinois, and received his MBA from New York University. In 2005, he graduated from the CEO Perspectives Program at Northwestern University.

Board Member Terms. Shareholders will be asked to elect Board Members as each Board Member’s term expires, and with respect to Board Members elected by holders of common shares such Board Member shall be elected for a term expiring at the time of the third succeeding annual meeting subsequent to their election or thereafter in each case when their respective successors are duly elected and qualified. These provisions could delay for up to two years the replacement of a majority of the Board.

The Officers

The following table sets forth information with respect to each officer of the Fund. Officers receive no compensation from the Fund. The officers are elected by the Board on an annual basis to serve until successors are elected and qualified. Unless otherwise noted, the following information is as of November 11, 2011.

Name, Address and Birth date	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Served by Officer

Gifford R. Zimmerman 333 West Wacker Drive Chicago, IL 60606 (9/9/56)	Chief Administrative Officer	Term/Annual Length of Service: Since 1988	Managing Director (since 2002), Assistant Secretary and Associate General Counsel of Nuveen Securities, LLC; Managing Director (since 2002), Assistant Secretary (since 1997) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, Inc.; Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (since 2011); Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Vice President and Assistant Secretary of NWQ Investment Management Company, LLC (since 2002); Vice President and Assistant Secretary of Nuveen Investments Advisers Inc. (since 2002); Managing Director, Associate General Counsel and Assistant Secretary of Symphony Asset Management LLC (since 2003); Vice President and Assistant Secretary of Tradewinds Global Investors, LLC and Santa Barbara Asset Management, LLC (since 2006), Nuveen Investment Solutions, Inc. (since 2007), and of Winslow Capital Management, Inc. (since 2010); Chief Administrative Officer and Chief Compliance Officer (since 2006) of Nuveen Commodities Asset Management, LLC; Chartered Financial Analyst.	243

Name, Address and Birth date	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Served by Officer

William Adams IV 333 West Wacker Drive Chicago, IL 60606 (6/9/55)	Vice President	Term/Annual Length of Service: Since 2007	Senior Executive Vice President, Global Structured Products, formerly, Executive Vice President (1999-2010) of Nuveen Securities, LLC; Co-President of Nuveen Fund Advisors, Inc. (since 2011); Managing Director (since 2010) of Nuveen Commodities Asset Management, LLC.	133

Cedric H. Antosiewicz 333 West Wacker Drive Chicago, IL 60606 (1/11/62)	Vice President	Term/Annual Length of Service: Since 2007	Managing Director (since 2004) of Nuveen Securities LLC.	133

Margo L. Cook 333 West Wacker Drive Chicago, IL 60606 (4/11/64)	Vice President	Term/Annual Length of Service: Since 2009	Executive Vice President (since 2008) of Nuveen Investments, Inc. and Nuveen Fund Advisors, Inc. (since 2011); Managing Director, Investment Services of Nuveen Commodities Asset Management, LLC (since August 2011); previously, Head of Institutional Asset Management (2007-2008) of Bear Stearns Asset Management; Head of Institutional Asset Management (1986-2007) of Bank of NY Mellon; Chartered Financial Analyst.	243

Lorna C. Ferguson 333 West Wacker Drive Chicago, IL 60606 (10/24/45)	Vice President	Term/Annual Length of Service: Since 1998	Managing Director (since 2004) of Nuveen Securities, LLC; Managing Director (since 2005) of Nuveen Fund Advisors.	243

Stephen D. Foy 333 West Wacker Drive Chicago, IL 60606 (5/31/54)	Vice President and Controller	Term/Annual Length of Service: Since 1993	Senior Vice President (since 2010), formerly, Vice President (2004-2010) and Funds Controller of Nuveen Securities, LLC; Vice President of Nuveen Fund Advisors, Inc. (since 2005); Chief Financial Officer (since 2010) of Nuveen Commodities Asset Management, LLC; Certified Public Accountant.	243

Name, Address and Birth date	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Served by Officer

Scott S. Grace 333 West Wacker Drive Chicago, IL 60606 (8/20/70)	Vice President and Treasurer	Term/Annual Length of Service: Since 2009	Managing Director, Corporate Finance & Development, Treasurer (since 2009) of Nuveen Securities, LLC; Managing Director and Treasurer (since 2009) of Nuveen Investment Solutions, Inc., Nuveen Investments Advisers, Inc., Nuveen Investments Holdings, Inc., Nuveen Fund Advisors, Inc. and (since 2011) Nuveen Asset Management, LLC; Vice President and Treasurer of NWQ Investment Management Company, LLC, Tradewinds Global Investors, LLC, Symphony Asset Management LLC and Winslow Capital Management, Inc.; Vice President of Santa Barbara Asset Management, LLC; formerly, Treasurer (2006-2009), Senior Vice President (2008-2009), previously, Vice President (2006-2008) of Janus Capital Group, Inc.; formerly, Senior Associate in Morgan Stanley’s Global Financial Services Group (2000-2003); Chartered Accountant.	243

Walter M. Kelly 333 West Wacker Drive Chicago, IL 60606 (2/24/70)	Vice President and Chief Compliance Officer	Term/Annual Length of Service: Since 2003	Senior Vice President (since 2008) and Assistant Secretary (since 2003) of Nuveen Fund Advisors, Inc.	243

Tina M. Lazar 333 West Wacker Drive Chicago, IL 60606 (8/27/61)	Vice President	Term/Annual Length of Service: Since 2002	Senior Vice President (since 2010), formerly, Vice President (2005-2010) of Nuveen Fund Advisors, Inc.	243

Name, Address and Birth date	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Served by Officer

Larry W. Martin 333 West Wacker Drive Chicago, IL 60606 (7/27/51)	Vice President and Assistant Secretary	Term/Annual Length of Service: Since 1988	Senior Vice President (since 2010), formerly, Vice President (1993-2010), Assistant Secretary and Assistant General Counsel of Nuveen Securities, LLC; Senior Vice President (since 2011) of Nuveen Asset Management, LLC; Senior Vice President (since 2010), formerly, Vice President (2005-2010), and Assistant Secretary of Nuveen Investments, Inc.; Senior Vice President (since 2010), formerly, Vice President (2005-2010), and Assistant Secretary (since 1997) of Nuveen Fund Advisors, Inc.; Vice President and Assistant Secretary of Nuveen Investments Advisers Inc. (since 2002), NWQ Investment Management Company, LLC, Symphony Asset Management LLC (since 2003), Tradewinds Global Investors, LLC, Santa Barbara Asset Management LLC (since 2006), Nuveen Investment Solutions, Inc. (since 2007) and of Winslow Capital Management, Inc. (since 2010); Vice President and Assistant Secretary of Nuveen Commodities Asset Management, LLC (since 2010).	243

Name, Address and Birth date	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Served by Officer

Kevin J. McCarthy 333 West Wacker Drive Chicago, IL 60606 (3/26/66)	Vice President and Secretary	Term/Annual Length of Service: Since 2007	Managing Director (since 2008), formerly, Vice President (2007-2008) of Nuveen Securities, LLC; Managing Director (since 2008), Vice President and Assistant Secretary (since 2007) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, Inc.; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Vice President and Assistant Secretary of Nuveen Investments Advisers Inc., NWQ Investment Management Company, LLC, Tradewinds Global Investors, LLC, NWQ Holdings, LLC, Symphony Asset Management LLC, Santa Barbara Asset Management, LLC, Nuveen Investment Solutions, Inc. and Winslow Capital Management, Inc. (since 2010); Vice President and Secretary (since 2010) of Nuveen Commodities Asset Management, LLC; prior thereto, Partner, Bell, Boyd & Lloyd LLP (1997-2007).	243

Kathleen L. Prudhomme 901 Marquette Avenue Minneapolis, MN 55402 (3/30/53)	Vice President and Assistant Secretary	Term/Annual Length of Service: Since 2011	Managing Director and Assistant Secretary of Nuveen Securities, LLC (since 2011); Managing Director, Assistant Secretary and Co-General Counsel (since 2011) of Nuveen Fund Advisors, Inc.; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; formerly, Deputy General Counsel, FAF Advisors, Inc. (2004-2010).	243

(1)	Length of Time Served indicates the year the individual became an officer of a fund in the Nuveen fund complex.

2.	Approval of the Elimination of the Fund’s Fundamental Investment Policy and Approval of the Adoption of a New Fundamental Policy Related to Investments in Municipal Securities

The Fund has adopted a fundamental investment policy to invest at least 80% of its assets in securities suggested by its name, as described below (the “Current Fundamental 80% Policy”), that can only be changed by shareholder vote. The Current Fundamental 80% Policy reflected industry conditions present in the municipal bond market at the time such Policy was adopted by the Fund. In the aftermath of the 2008 financial crisis and the downgrade of most bond insurers, bond insurance has lost its economic value and most insured municipal bonds now trade based upon their underlying creditworthiness. The resulting steep decline in the use of bond insurance has led to a lack of new issue supply, and various efforts to re-launch the market for bond insurance to date have not succeeded. This has resulted in a limited universe of potential investments for the Fund.

In response to the above conditions, the Adviser has proposed, and the Board of the Fund has approved, modifying the Fund’s Current Fundamental 80% Policy, subject to shareholder approval of the elimination of the Current Fundamental 80% Policy and the adoption of a new fundamental 80% policy, as described below (the “New Fundamental 80% Policy”). The New Fundamental 80% Policy is intended to give the Fund additional investment flexibility and to improve its ability to pursue investment opportunities.

If shareholders approve the proposal, the Fund will continue to invest its assets consistent with its investment objective to provide current income exempt from regular federal income tax, the federal alternative minimum tax applicable to individuals and Massachusetts income tax and to enhance portfolio value relative to the municipal bond market by investing in tax-exempt municipal bonds that the Fund’s investment adviser believes are underrated or undervalued or that represent municipal market sectors that are undervalued. The Fund’s investment objectives are fundamental and cannot be changed without shareholder approval. In addition, the Fund will continue to invest at least 80% of its assets in municipal securities and other related investments that pay interest exempt from federal and Massachusetts income taxes and from the federal alternative minimum tax applicable to individuals and will continue to invest at least 80% of its assets in a portfolio of investment grade quality municipal securities. If these changes are approved, the Board will change the name of the Fund to Nuveen Massachusetts AMT-Free Municipal Income Fund.

In order to implement the New Fundamental 80% Policy, the Fund must change its Current Fundamental 80% Policy, which change requires your approval. In particular, shareholders must first approve the elimination of the Fund’s Current Fundamental 80% Policy as well as the adoption of the New Fundamental 80% Policy.

The Board has unanimously approved, and unanimously recommends that shareholders of the Fund approve, the elimination of the Current Fundamental 80% Policy and the adoption of the New Fundamental 80% Policy, described below:

(a)	Elimination of Current Fundamental 80% Policy: The Current Fundamental 80% Policy, which is proposed to be eliminated, provides that:

Under normal circumstances, the Fund will invest at least 80% of its net assets, including assets attributable to any principal amount of any borrowings (including the issuance of commercial paper or notes) or preferred shares outstanding (“Managed Assets”), in municipal securities and other related investments that pay interest exempt from federal and Massachusetts income taxes (“municipal securities”) and are covered by insurance guaranteeing the timely payment of principal and interest thereon.

(b)	Adoption of New Fundamental 80% Policy: It is proposed that the Fund adopt a New Fundamental 80% Policy. The adoption of the following New Fundamental 80% Policy is contingent on shareholder approval of the elimination of the Fund’s Current Fundamental 80% Policy, as reflected in 2(a) above. The proposed New Fundamental 80% Policy provides that:

Under normal circumstances, the Fund will invest at least 80% of its net assets, including assets attributable to any principal amount of any borrowings (including the issuance of commercial paper or notes) or preferred shares outstanding (“Managed Assets”), in municipal securities and other related investments that pay interest exempt from federal and Massachusetts income taxes (“municipal securities”).

If shareholders approve the changes to the Fund’s Current Fundamental 80% Policy, the Fund will not be required to invest its assets in insured municipal securities. The insurance covering municipal securities is intended to provide additional security by providing that, if an issuer defaults on interest and principal payments, the insurance company will make these payments. To the extent the Fund invests in uninsured municipal securities, it will not be afforded this potential security. However, as noted above, in the aftermath of the 2008 financial crisis and the downgrade of most bond insurers, most insured municipal bonds now trade based upon their underlying creditworthiness.

If shareholders approve the elimination of the Current Fundamental 80% Policy and the adoption of the New Fundamental 80% Policy, the Fund, as a non-fundamental investment policy, will invest, under normal circumstances, at least 80% of its Managed Assets in municipal securities and other related investments that pay interest exempt from the federal alternative minimum tax applicable to individuals. The Fund may change this policy upon 60 days prior notice to shareholders. In addition, the Fund currently has a non-fundamental investment policy to invest all of its Managed Assets in municipal securities that, at the time of investment, are rated at least Baa or BBB or higher by a nationally recognized statistical rating organization (“NRSRO”) or that are unrated but judged to be of comparable quality by the Fund’s investment adviser or backed by an escrow or trust account containing sufficient U.S. Government or U.S. Government agency securities to ensure timely payment of principal and interest. If the changes to the Current Fundamental 80% Policy are approved, to have consistent investment policies with other Nuveen investment grade non-insured closed-end funds, the Fund will adopt the following new non-fundamental investment policy with respect to investment grade securities:

Under normal circumstances, the Fund will invest at least 80% of its Managed Assets in investment grade securities that, at the time of investment, are rated within the four highest grades (Baa or BBB or better) by at least one NRSRO or are unrated but judged to be of comparable quality by the Fund’s investment adviser. The Fund may invest up to 20% of its Managed Assets in municipal securities that at the time of investment are rated below investment grade or are unrated but judged to be of comparable quality by the Fund’s investment adviser. No more than 10% of the Fund’s Managed Assets may be invested in municipal securities rated below B3/B- or that are unrated but judged to be of comparable quality by the Fund’s investment adviser.

The new non-fundamental investment policy with respect to investment grade securities will permit the Fund to invest up to 20% of its Managed Assets in non-investment grade securities, commonly known as “junk bonds.” Non-investment grade securities generally are less liquid, have more volatile prices, and have greater credit risk than investment grade securities. In particular, non-investment grade securities may be more susceptible to real or perceived adverse economic conditions than investment grade securities. In addition, the secondary trading market may be less liquid, meaning that it may be more difficult to sell or buy a security at a favorable price or time.

Board Recommendation

The Board believes that eliminating the Current Fundamental 80% Policy and adopting the New Fundamental 80% Policy would increase the universe of potential investments for the Fund and therefore would enhance the portfolio managers’ ability to meet the Fund’s investment objectives.

The Board recommends that shareholders of the Fund vote to approve the elimination of the Current Fundamental 80% Policy and vote to approve the New Fundamental 80% Policy.

3.	Approval of the Elimination of the Fund’s Fundamental Investment Policy and Approval of the Adoption of a New Fundamental Policy Related to Making Loans

The Fund has adopted a fundamental investment policy relating to the Fund’s ability to make loans (the “Current Fundamental Loan Policy”) that can be changed only by shareholder vote. The Current Fundamental Loan Policy adopted by the Fund reflects industry and other market conditions present at the time of the inception of the Fund.

As a general matter, Nuveen’s municipal closed-end funds are seeking to adopt a uniform set of investment policies. Investment policies currently vary across otherwise-similar Nuveen municipal closed-end funds, reflecting evolving markets and guidelines as the different funds were launched over the past 20 years. As part of a continuing broader “best practices” initiative begun approximately three years ago, all Nuveen municipal closed-end funds, including the Fund, are seeking to adopt a uniform set of investment policies that reflect municipal market and regulatory developments over time.

The proposed new fundamental policy with respect to loans (the “New Fundamental Loan Policy”) would permit the Fund to make loans to the extent permitted by securities laws. Among other things, this change is intended to provide the Fund with the flexibility to make loans in circumstances where a municipal issuer is in distress, if the Adviser believes that doing so would both:

•	facilitate a timely workout of the issuer’s situation in a manner that benefits the Fund; and

•	be or represent the best choice for reducing the likelihood or severity of loss on the Fund’s investment.

Conforming and updating the fundamental investment policies is intended to benefit common shareholders by increasing portfolio manager efficiency and flexibility to take advantage of a wide range of appropriate opportunities in the municipal bond markets in pursuit of the Fund’s investment objectives. Providing the Fund with the option of making loans to help facilitate a timely workout of a distressed issuer’s situation merely provides the Fund with an additional tool to help preserve shareholder value and should not be viewed as a commentary on the state of the municipal bond market or as indicative of an immediate need or desire to make a loan to an issuer facing a credit workout situation. Loans to issuers in distress, however, involve risks. It is possible that the Fund could lose its entire investment with the issuer as well as the amount loaned.

In order to implement the New Fundamental Loan Policy, the Fund must change its Current Fundamental Loan Policy, which change requires your approval. In particular, shareholders must first approve the elimination of the Fund’s Current Fundamental Loan Policy as well as the adoption of the New Fundamental Loan Policy.

The primary purposes of these changes are to provide the Fund with increased flexibility in diversifying portfolio risks and optimizing returns on current investments in order to pursue the preservation of and possible growth of capital which, if successful, will help to sustain and build net asset value, and to create consistent investment policies for all Nuveen municipal bond funds to promote operational efficiencies.

The Board has unanimously approved, and unanimously recommends that shareholders of the Fund approve, the elimination of the Current Fundamental Loan Policy and the adoption of the New Fundamental Loan Policy, described below:

(a)	Elimination of Current Fundamental Loan Policy: The Current Fundamental Loan Policy, which is proposed to be eliminated, provides that the Fund shall not:

Make loans, other than by entering into repurchase agreements and through the purchase of municipal bonds or short-term investments in accordance with its investment objectives, policies and limitations.

(b)	Adoption of New Fundamental Loan Policy: It is proposed that the Fund adopt a New Fundamental Loan Policy. The adoption of the following New Fundamental Loan Policy is contingent on shareholder approval of the elimination of the Current Fundamental Loan Policy, as reflected in 3(a) above. The proposed New Fundamental Loan Policy provides that the Fund shall not:

Make loans, except as permitted by the Investment Company Act of 1940, as amended, and exemptive orders granted under the Investment Company Act of 1940, as amended.

Board Recommendation

The Board believes that eliminating the Current Fundamental Loan Policy and adopting the New Fundamental Loan Policy would help harmonize investment policies across similarly situated Nuveen municipal closed-end funds to promote operational efficiencies, increase portfolio manager flexibility to respond to continuing developments in municipal markets and increase the options available in structuring workouts of distressed issuers to help preserve shareholder value.

The Board recommends that shareholders of the Fund vote to approve the elimination of the Current Fundamental Loan Policy and vote to approve the New Fundamental Loan Policy.

Audit Committee Report

The audit committee of the Board is responsible for the oversight and monitoring of (1) the accounting and reporting policies, processes and practices, and the audit of the financial statements, of the Fund, (2) the quality and integrity of the Fund’s financial statements and (3) the independent registered public accounting firm’s qualifications, performance and independence. In its oversight capacity, the committee reviews the Fund’s annual financial statements with both management and the independent registered public accounting firm and the committee meets periodically with the independent registered public accounting firm and internal auditors to consider their evaluation of the Fund’s financial and internal controls. The committee also selects, retains, evaluates and may replace the Fund’s independent registered public accounting firm. The committee is currently composed of five Independent Board Members and operates under a written charter adopted and approved by the Board. Each committee member meets the independence and experience requirements, as applicable, of the New York Stock Exchange, NYSE Amex, Section 10A of the 1934 Act and the rules and regulations of the SEC.

The committee, in discharging its duties, has met with and held discussions with management and the Fund’s independent registered public accounting firm. The committee has also reviewed and discussed the audited financial statements with management. Management has represented to the independent registered public accounting firm that the Fund’s financial statements were prepared in accordance with generally accepted accounting principles. The committee has also discussed with the independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards (“SAS”) No. 114, (The Auditor’s Communication With Those Charged With Governance), which supersedes SAS No. 61 (Communication with Audit Committees). The Fund’s independent registered public accounting firm provided to the committee the written disclosure required by Public Company Accounting Oversight Board Rule 3526 (Communications with Audit Committees Concerning Independence), and the committee discussed with representatives of the independent registered public accounting firm their firm’s independence. As provided in the Audit Committee Charter, it is not the committee’s responsibility to determine, and the considerations and discussions referenced above do not ensure, that the Fund’s financial statements are complete and accurate and presented in accordance with generally accepted accounting principles.

Based on the committee’s review and discussions with management and the independent registered public accounting firm, the representations of management and the report of the independent registered public accounting firm to the committee, the committee has recommended that the audited financial statements be included in the Fund’s Annual Report.

The current members of the committee are:

Robert P. Bremner

David J. Kundert

William J. Schneider

Carole E. Stone

Terence J. Toth

Audit and Related Fees. The following table provides the aggregate fees billed during the Fund’s last two fiscal years by the Fund’s independent registered accounting firm for engagements directly related to the operations and financial reporting of the Fund, including those relating (i) to the Fund for services provided to the Fund and (ii) to the Adviser and certain entities controlling, controlled by, or under common control with the Adviser that provide ongoing services to the Fund (“Adviser Entities”).

Audit Fees		Audit Related Fees				Tax Fees				All Other Fees
Fund(1)		Fund(2)		Adviser and Adviser Entities		Fund(3)		Adviser and Adviser Entities		Fund(4)		Adviser and Adviser Entities
Fiscal Year Ended 2010	Fiscal Year Ended 2011	Fiscal Year Ended 2010	Fiscal Year Ended 2011	Fiscal Year Ended 2010	Fiscal Year Ended 2011	Fiscal Year Ended 2010	Fiscal Year Ended 2011	Fiscal Year Ended 2010	Fiscal Year Ended 2011	Fiscal Year Ended 2010	Fiscal Year Ended 2011	Fiscal Year Ended 2010	Fiscal Year Ended 2011
$9,336	$18,200	$15,000	$0	$0	$0	$0	$0	$0	$0	$850	$0	$0	$0

(1)	“Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

(2)	“Audit Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of audit or review of financial statements and are not reported under “Audit Fees.”

(3)	“Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance and tax planning.

(4)	“All Other Fees” are the aggregate fees billed for products and services for agreed-upon procedures engagements for the leveraged Funds.

Non-Audit Fees. The following table provides the aggregate non-audit fees billed by the Fund’s independent registered accounting firm for services rendered to the Fund, the Adviser and the Adviser Entities during the Fund’s last two fiscal years.

Total Non-Audit Fees Billed to Fund		Total Non-Audit Fees Billed to Adviser and Adviser Entities (Engagements Related Directly to the Operations and Financial Reporting of Fund)		Total Non-Audit Fees Billed to Adviser and Adviser Entities (All Other Engagements)		Total
Fiscal Year Ended 2010	Fiscal Year Ended 2011	Fiscal Year Ended 2010	Fiscal Year Ended 2011	Fiscal Year Ended 2010	Fiscal Year Ended 2011	Fiscal Year Ended 2010	Fiscal Year Ended 2011
$850	$0	$0	$0	$0	$0	$850	$0

“Non-Audit	Fees Billed to Fund” for both fiscal year ends represent “Tax Fees” and “All Other Fees” billed to the Fund in their respective amounts from the previous table.

Audit Committee Pre-Approval Policies and Procedures. Generally, the audit committee must approve the Fund’s independent registered public accounting firm’s engagements (i) with the Fund for audit or non-audit services and (ii) with the Adviser and Adviser Entities for non-audit services if the engagement relates directly to the operations and financial reporting of the Fund. Regarding tax and research projects conducted by the independent registered public accounting firm for the Fund and the Adviser and Adviser Entities (with respect to the operations and financial reporting of the Fund), such engagements will be (i) pre-approved by the audit committee if they are expected to be for amounts greater than $10,000; (ii) reported to the audit committee chairman for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the audit committee at the next audit committee meeting if they are expected to be for an amount under $5,000.

The audit committee has approved in advance all audit services and non-audit services that the independent registered public accounting firm provided to the Fund and to the Adviser and Adviser Entities (with respect to the operations and financial reporting of the Fund). None of the services rendered by the independent registered public accounting firm to the Fund or the Adviser or Adviser Entities were pre-approved by the audit committee pursuant to the pre-approval exception under Rule 2-01(c)(7)(i)(c) or Rule 2-01(c)(7)(ii) of Regulation S-X.

Additional Information

Appointment of the Independent Registered Public Accounting Firm

The Board has appointed Ernst & Young LLP as independent registered public accounting firm to audit the books and records of the Fund for its current fiscal year. Representatives of Ernst & Young LLP are not expected to be present at the Annual Meeting. Ernst & Young LLP has informed the Fund that it has no direct or indirect material financial interest in the Fund, Nuveen, the Adviser or any other investment company sponsored by Nuveen.

Section 16(a) Beneficial Interest Reporting Compliance

Section 30(h) of the 1940 Act and Section 16(a) of the 1934 Act require Board Members and officers, the Adviser, affiliated persons of the Adviser and persons who own more than 10% of a registered class of the Fund’s equity securities to file forms reporting their affiliation with the Fund and reports of ownership and changes in ownership of the Fund’s shares with the SEC and the NYSE or NYSE Amex, as applicable. These persons and entities are required by SEC regulation to furnish the Fund with copies of all Section 16(a) forms they file. Based on a review of these forms furnished to the Fund, the Fund believes that its Board Members and officers, Adviser and affiliated persons of the Adviser have complied with all applicable Section 16(a) filing requirements during its last fiscal year. To the knowledge of management of the Fund, no shareholder of the Fund owns more than 10% of a registered class of the Fund’s equity securities.

Information About the Adviser

The Adviser, located at 333 West Wacker Drive, Chicago, Illinois 60606, serves as investment adviser and manager for the Fund. The Adviser is a wholly-owned subsidiary of Nuveen.

Nuveen is a wholly-owned subsidiary of Windy City, a corporation formed by investors led by Madison Dearborn Partners, LLC (“MDP”), a private equity investment firm based in Chicago, Illinois. Windy City is controlled by MDP on behalf of the Madison Dearborn Capital Partner V funds.

Shareholder Proposals

To be considered for presentation at the annual meeting of shareholders of the Fund to be held in 2012, a shareholder proposal submitted pursuant to Rule 14a-8 of the 1934 Act must be received at the offices of the Fund, 333 West Wacker Drive, Chicago, Illinois 60606, not later than July 21, 2012. A shareholder wishing to provide notice in the manner prescribed by Rule 14a-4(c)(1) of a proposal submitted outside of the process of Rule 14a-8 must, pursuant to the Fund’s By-Laws, submit such written notice to the Fund not later than October 4, 2012 or prior to September 19, 2012. Timely submission of a proposal does not mean that such proposal will be included in a proxy statement.

Shareholder Communications

Fund shareholders who want to communicate with the Board or any individual Board Member should write to the attention of Lorna Ferguson, Manager of Fund Board Relations, Nuveen Investments, 333 West Wacker Drive, Chicago, Illinois 60606. The letter should indicate that you are a Fund shareholder and note the fund or funds that you own. If the communication is intended for a specific Board Member and so indicates it will be sent only to that Board Member. If a communication does not indicate a specific Board Member it will be sent to the Independent Chairman and the outside counsel to the Independent Board Members for further distribution as deemed appropriate by such persons.

Expenses of Proxy Solicitation

The cost of preparing, printing and mailing the enclosed proxy, accompanying notice and proxy statement and all other costs in connection with the solicitation of proxies will be paid by the Fund. The Fund has engaged Computershare Fund Services to assist in the solicitation of proxies at an estimated cost of $4,400. Additional solicitation may be made by letter or telephone by officers or employees of Nuveen or the Adviser, or by dealers and their representatives.

Fiscal Year

The Fund’s fiscal year end is May 31.

Annual Report Delivery

Annual reports will be sent to shareholders of record of the Fund following the Fund’s fiscal year end. The Fund will furnish, without charge, a copy of its annual report and/or semi-annual report as available upon request. Such written or oral requests should be directed to the Fund at 333 West Wacker Drive, Chicago, Illinois 60606 or by calling 1-800-257-8787.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting To Be Held on December 16, 2011:

The Fund’s Proxy Statement is available at www.nuveen.com/proxyinfo/CEF/Default.aspx. For more information, shareholders may also contact the Fund at the address and phone number set forth above.

Please note that only one annual report, semi-annual report or proxy statement may be delivered to two or more shareholders of the Fund who share an address, unless the Fund has received instructions to the contrary. To request a separate copy of an annual report, semi-annual report or proxy statement, or for instructions as to how to request a separate copy of such documents or as to how to request a single copy if multiple copies of such documents are received, shareholders should contact the Fund at the address and phone number set forth above.

General

Management does not intend to present and does not have reason to believe that any other items of business will be presented at the Annual Meeting. However, if other matters are properly presented to the Annual Meeting for a vote, the proxies will be voted by the persons acting under the proxies upon such matters in accordance with their judgment of the best interests of the Fund.

A list of shareholders entitled to be present and to vote at the Annual Meeting will be available at the offices of the Fund, 333 West Wacker Drive, Chicago, Illinois, for inspection by any shareholder during regular business hours beginning ten days prior to the date of the Annual Meeting.

A majority of the shares entitled to vote at the Annual Meeting, represented in person or by proxy, shall constitute a quorum, except that for the election of the two Board member nominees to be elected by holders of Preferred Shares, 33 1/3% of the shares present and entitled to vote, represented in person or by proxy, will constitute a quorum. In the absence of a quorum for a particular matter, business may proceed on any other matter or matters which may properly come before the Annual Meeting if there shall be present, in person or by proxy, a quorum of shareholders in respect of such other matters. The person presiding at the meeting may, whether or not a quorum is present, propose one or more adjournments without further notice to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of the shares of the Fund present in person or by proxy and entitled to vote at the session of the Annual Meeting to be adjourned. Abstentions and broker non-votes will be treated as shares that are present for purposes of determining the presence of a quorum for transacting business at the Annual Meeting.

IF YOU CANNOT BE PRESENT AT THE MEETING, YOU ARE REQUESTED TO FILL IN, SIGN AND RETURN THE ENCLOSED PROXY PROMPTLY. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

Kevin J. McCarthy

Vice President and Secretary

The Nuveen Funds

November 16, 2011

APPENDIX A

Beneficial Ownership

The information as to beneficial ownership is based on statements furnished by each Board Member/Nominee and officer.

The following table lists the dollar range of equity securities beneficially owned by each Board Member nominee in the Fund and in all Nuveen funds overseen by the Board Member/Nominee as of May 31, 2011.

Dollar Range of Equity Securities
Board Member Nominees	Fund	Aggregate Range of Securities of All Registered Investment Companies Overseen by Board Member/Nominees in Family of Investment Companies(1)
Independent Board Members/Nominees
Robert P. Bremner	$0	Over $100,000
Jack B. Evans	$0	Over $100,000
William C. Hunter	$0	Over $100,000
David J. Kundert	$0	Over $100,000
William J. Schneider	$0	Over $100,000
Judith M. Stockdale	$0	Over $100,000
Carole E. Stone	$0	Over $100,000
Virginia L. Stringer	$0	Over $100,000
Terence J. Toth	$0	Over $100,000
Non-Independent Board Member/Nominee
John P. Amboian	$0	Over $100,000

(1)	The amounts reflect the aggregate dollar range of equity securities and the number of shares beneficially owned by the Board Member in the Fund and in all Nuveen funds overseen by the Board Member.

As of May 31, 2011, no Board Member/Nominee or officer beneficially owned shares of the Fund.

A-A1

APPENDIX B

NUMBER OF BOARD AND COMMITTEE MEETINGS

HELD DURING THE FUND’S LAST FISCAL YEAR

Regular Board Meeting	Special Board Meeting	Executive Committee Meeting	Dividend Committee Meeting	Compliance, Risk Management and Regulatory Oversight Committee Meeting	Audit Committee Meeting	Nominating and Governance Committee Meeting
6	7	0	4	5	4	6

B-B1

APPENDIX C

NUVEEN FUND BOARD

AUDIT COMMITTEE CHARTER

I.	Organization and Membership

There shall be a committee of each Board of Directors/Trustees (the “Board”) of the Nuveen Management Investment Companies (the “Funds” or, individually, a “Fund”) to be known as the Audit Committee. The Audit Committee shall be comprised of at least three Directors/Trustees. Audit Committee members shall be independent of the Funds and free of any relationship that, in the opinion of the Directors/Trustees, would interfere with their exercise of independent judgment as an Audit Committee member. In particular, each member must meet the independence and experience requirements applicable to the Funds of the exchanges on which shares of the Funds are listed, Section 10A of the Securities Exchange Act of 1934 (the “Exchange Act”), and the rules and regulations of the Securities and Exchange Commission (the “Commission”). Each such member of the Audit Committee shall have a basic understanding of finance and accounting, be able to read and understand fundamental financial statements, and be financially literate, and at least one such member shall have accounting or related financial management expertise, in each case as determined by the Directors/Trustees, exercising their business judgment (this person may also serve as the Audit Committee’s “financial expert” as defined by the Commission). The Board shall appoint the members and the Chairman of the Audit Committee, on the recommendation of the Nominating and Governance Committee. The Audit Committee shall meet periodically but in any event no less frequently than on a semi-annual basis. Except for the Funds, Audit Committee members shall not serve simultaneously on the audit committees of more than two other public companies.

II.	Statement of Policy, Purpose and Processes

The Audit Committee shall assist the Board in oversight and monitoring of (1) the accounting and reporting policies, processes and practices, and the audits of the financial statements, of the Funds; (2) the quality and integrity of the financial statements of the Funds; (3) the Funds’ compliance with legal and regulatory requirements, (4) the independent auditors’ qualifications, performance and independence; and (5) oversight of the Pricing Procedures of the Funds and the Valuation Group. In exercising this oversight, the Audit Committee can request other committees of the Board to assume responsibility for some of the monitoring as long as the other committees are composed exclusively of independent directors.

In doing so, the Audit Committee shall seek to maintain free and open means of communication among the Directors/Trustees, the independent auditors, the internal auditors and the management of the Funds. The Audit Committee shall meet periodically with Fund management, the Funds’ internal auditor, and the Funds’ independent auditors, in separate executive sessions. The Audit Committee shall prepare reports of the Audit Committee as required by the Commission to be included in the Fund’s annual proxy statements or otherwise.

The Audit Committee shall have the authority and resources in its discretion to retain special legal, accounting or other consultants to advise the Audit Committee and to otherwise discharge its responsibilities, including appropriate funding as determined by the Audit Committee for compensation to independent auditors engaged for the purpose of preparing or

C-C1

issuing an audit report or performing other audit, review or attest services for a Fund, compensation to advisers employed by the Audit Committee, and ordinary administrative expenses of the Audit Committee that are necessary or appropriate in carrying out its duties, as determined in its discretion. The Audit Committee may request any officer or employee of Nuveen Investments, Inc. (or its affiliates) (collectively, “Nuveen”) or the Funds’ independent auditors or outside counsel to attend a meeting of the Audit Committee or to meet with any members of, or consultants to, the Audit Committee. The Funds’ independent auditors and internal auditors shall have unrestricted accessibility at any time to Committee members.

Responsibilities

Fund management has the primary responsibility to establish and maintain systems for accounting, reporting, disclosure and internal control.

The independent auditors have the primary responsibility to plan and implement an audit, with proper consideration given to the accounting, reporting and internal controls. Each independent auditor engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Funds shall report directly to the Audit Committee. The independent auditors are ultimately accountable to the Board and the Audit Committee. It is the ultimate responsibility of the Audit Committee to select, appoint, retain, evaluate, oversee and replace any independent auditors and to determine their compensation, subject to ratification of the Board, if required. These Audit Committee responsibilities may not be delegated to any other Committee or the Board.

The Audit Committee is responsible for the following:

With respect to Fund financial statements:

1.	Reviewing and discussing the annual audited financial statements and semi-annual financial statements with Fund management and the independent auditors including major issues regarding accounting and auditing principles and practices, and the Funds’ disclosures in its periodic reports under “Management’s Discussion and Analysis.”

2.	Requiring the independent auditors to deliver to the Chairman of the Audit Committee a timely report on any issues relating to the significant accounting policies, management judgments and accounting estimates or other matters that would need to be communicated under PCAOB AU 380, Communications with Audit Committees, that arise during the auditors’ review of the Funds’ financial statements, which information the Chairman shall further communicate to the other members of the Audit Committee, as deemed necessary or appropriate in the Chairman’s judgment.

3.	Discussing with management the Funds’ press releases regarding financial results and dividends, as well as financial information and earnings guidance provided to analysts and rating agencies. This discussion may be done generally, consisting of discussing the types of information to be disclosed and the types of presentations to be made. The Chairman of the Audit Committee shall be authorized to have these discussions with management on behalf of the Audit Committee.

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4.	Discussing with management and the independent auditors (a) significant financial reporting issues and judgments made in connection with the preparation and presentation of the Funds’ financial statements, including any significant changes in the Funds’ selection or application of accounting principles and any major issues as to the adequacy of the Funds’ internal controls and any special audit steps adopted in light of material control deficiencies; and (b) analyses prepared by Fund management and/or the independent auditor setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements, including analyses of the effects of alternative GAAP methods on the financial statements.

5.	Discussing with management and the independent auditors the effect of regulatory and accounting initiatives on the Funds’ financial statements.

6.	Reviewing and discussing reports, both written and oral, from the independent auditors and/or Fund management regarding (a) all critical accounting policies and practices to be used; (b) all alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, ramifications of the use of such alternative treatments and disclosures, and the treatment preferred by the independent auditors; and (c) other material written communications between the independent auditors and management, such as any management letter or schedule of unadjusted differences.

7.	Discussing with Fund management the Funds’ major financial risk exposures and the steps management has taken to monitor and control these exposures, including the Funds’ risk assessment and risk management policies and guidelines. In fulfilling its obligations under this paragraph, the Audit Committee may review in a general manner the processes other Board committees have in place with respect to risk assessment and risk management.

8.	Reviewing disclosures made to the Audit Committee by the Funds’ principal executive officer and principal financial officer during their certification process for the Funds’ periodic reports about any significant deficiencies in the design or operation of internal controls or material weaknesses therein and any fraud involving management or other employees who have a significant role in the Funds’ internal controls. In fulfilling its obligations under this paragraph, the Audit Committee may review in a general manner the processes other Board committees have in place with respect to deficiencies in internal controls, material weaknesses, or any fraud associated with internal controls.

With respect to the independent auditors:

1.	Selecting, appointing, retaining or replacing the independent auditors, subject, if applicable, only to Board and shareholder ratification; and compensating, evaluating and overseeing the work of the independent auditor (including the resolution of disagreements between Fund management and the independent auditor regarding financial reporting).

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2.	Meeting with the independent auditors and Fund management to review the scope, fees, audit plans and staffing for the audit, for the current year. At the conclusion of the audit, reviewing such audit results, including the independent auditors’ evaluation of the Funds’ financial and internal controls, any comments or recommendations of the independent auditors, any audit problems or difficulties and management’s response, including any restrictions on the scope of the independent auditor’s activities or on access to requested information, any significant disagreements with management, any accounting adjustments noted or proposed by the auditor but not made by the Fund, any communications between the audit team and the audit firm’s national office regarding auditing or accounting issues presented by the engagement, any significant changes required from the originally planned audit programs and any adjustments to the financial statements recommended by the auditors.

3.	Pre-approving all audit services and permitted non-audit services, and the terms thereof, to be performed for the Funds by their independent auditors, subject to the de minimis exceptions for non-audit services described in Section 10a of the Exchange Act that the Audit Committee approves prior to the completion of the audit, in accordance with any policies or procedures relating thereto as adopted by the Board or the Audit Committee. The Chairman of the Audit Committee shall be authorized to give pre-approvals of such non-audit services on behalf of the Audit Committee.

4.	Obtaining and reviewing a report or reports from the independent auditors at least annually (including a formal written statement delineating all relationships between the auditors and the Funds consistent with PCAOB Ethics and Independence Rule 3526, as may be amended, restated, modified or replaced) regarding (a) the independent auditor’s internal quality-control procedures; (b) any material issues raised by the most recent internal quality-control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities within the preceding five years, respecting one or more independent audits carried out by the firm; (c) any steps taken to deal with any such issues; and (d) all relationships between the independent auditor and the Funds and their affiliates, in order to assist the Audit committee in assessing the auditor’s independence. After reviewing the foregoing report[s] and the independent auditor’s work throughout the year, the Audit Committee shall be responsible for evaluating the qualifications, performance and independence of the independent auditor and their compliance with all applicable requirements for independence and peer review, and a review and evaluation of the lead partner, taking into account the opinions of Fund management and the internal auditors, and discussing such reports with the independent auditors. The Audit Committee shall present its conclusions with respect to the independent auditor to the Board.

5.	Reviewing any reports from the independent auditors mandated by Section 10a(b) of the Exchange Act regarding any illegal act detected by the independent auditor (whether or not perceived to have a material effect on the Funds’ financial statements) and obtaining from the independent auditors any information about illegal acts in accordance with Section 10a(b).

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6.	Ensuring the rotation of the lead (or coordinating) audit partner having primary responsibility for the audit and the audit partner responsible for reviewing the audit as required by law, and further considering the rotation of the independent auditor firm itself.

7.	Establishing and recommending to the Board for ratification policies for the Funds’, Fund management or the Fund adviser’s hiring of employees or former employees of the independent auditor who participated in the audits of the Funds.

8.	Taking, or recommending that the Board take, appropriate action to oversee the independence of the outside auditor.

With respect to any internal auditor:

9.	Reviewing the proposed programs of the internal auditor for the coming year. It is not the obligation or responsibility of the Audit Committee to confirm the independence of any Nuveen internal auditors performing services relating to the Funds or to approve any termination or replacement of the Nuveen Manager of Internal Audit.

10.	Receiving a summary of findings from any completed internal audits pertaining to the Funds and a progress report on the proposed internal audit plan for the Funds, with explanations for significant deviations from the original plan.

With respect to pricing and valuation oversight:

11.	The Board has responsibilities regarding the pricing of a Fund’s securities under the 1940 Act. The Board has delegated this responsibility to the Committee to address valuation issues that arise between Board meetings, subject to the Board’s general supervision of such actions. The Committee is primarily responsible for the oversight of the Pricing Procedures and actions taken by the internal Valuation Group (“Valuation Matters”). The Valuation Group will report on Valuation Matters to the Committee and/or the Board of Directors/Trustees, as appropriate.

12.	Performing all duties assigned to it under the Funds’ Pricing Procedures, as such may be amended from time to time.

13.	Periodically reviewing and making recommendations regarding modifications to the Pricing Procedures as well as consider recommendations by the Valuation Group regarding the Pricing Procedures.

14.	Reviewing any issues relating to the valuation of a Fund’s securities brought to the Committee’s attention, including suspensions in pricing, pricing irregularities, price overrides, self-pricing, NAV errors and corrections thereto, and other pricing matters. In this regard, the Committee should consider the risks to the Funds in assessing the possible resolutions of these Valuation Matters.

15.	Evaluating, as it deems necessary or appropriate, the performance of any pricing agent and recommend changes thereto to the full Board.

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16.	Reviewing any reports or comments from examinations by regulatory authorities relating to Valuation Matters of the Funds and consider management’s responses to any such comments and, to the extent the Committee deems necessary or appropriate, propose to management and/or the full Board the modification of the Fund’s policies and procedures relating to such matters. The Committee, if deemed necessary or desirable, may also meet with regulators.

17.	Meeting with members of management of the Funds, outside counsel, or others in fulfilling its duties hereunder, including assessing the continued appropriateness and adequacy of the Pricing Procedures, eliciting any recommendations for improvements of such procedures or other Valuation Matters, and assessing the possible resolutions of issues regarding Valuation Matters brought to its attention.

18.	Performing any special review, investigations or oversight responsibilities relating to Valuation as requested by the Board of Directors/Trustees.

19.	Investigating or initiating an investigation of reports of improprieties or suspected improprieties in connection with the Fund’s policies and procedures relating to Valuation Matters not otherwise assigned to another Board committee.

Other responsibilities:

20.	Reviewing with counsel to the Funds, counsel to Nuveen, the Fund adviser’s counsel and independent counsel to the Board legal matters that may have a material impact on the Fund’s financial statements or compliance policies.

21.	Receiving and reviewing periodic or special reports issued on exposure/controls, irregularities and control failures related to the Funds.

22.	Reviewing with the independent auditors, with any internal auditor and with Fund management, the adequacy and effectiveness of the accounting and financial controls of the Funds, and eliciting any recommendations for the improvement of internal control procedures or particular areas where new or more detailed controls or procedures are desirable. Particular emphasis should be given to the adequacy of such internal controls to expose payments, transactions or procedures that might be deemed illegal or otherwise improper.

23.	Reviewing the reports of examinations by regulatory authorities as they relate to financial statement matters.

24.	Discussing with management and the independent auditor any correspondence with regulators or governmental agencies that raises material issues regarding the Funds’ financial statements or accounting policies.

25.	Obtaining reports from management with respect to the Funds’ policies and procedures regarding compliance with applicable laws and regulations.

26.	Reporting regularly to the Board on the results of the activities of the Audit Committee, including any issues that arise with respect to the quality or integrity of the Funds’ financial statements, the Funds’ compliance with legal or regulatory requirements, the performance and independence of the Funds’ independent auditors, or the performance of the internal audit function.

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27.	Performing any special reviews, investigations or oversight responsibilities requested by the Board.

28.	Reviewing and reassessing annually the adequacy of this charter and recommending to the Board approval of any proposed changes deemed necessary or advisable by the Audit Committee.

29.	Undertaking an annual review of the performance of the Audit Committee.

30.	Establishing procedures for the receipt, retention and treatment of complaints received by the Funds regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submission of concerns regarding questionable accounting or auditing matters by employees of Fund management, the investment adviser, administrator, principal underwriter, or any other provider of accounting related services for the Funds, as well as employees of the Funds.

Although the Audit Committee shall have the authority and responsibilities set forth in this Charter, it is not the responsibility of the Audit Committee to plan or conduct audits or to determine that the Funds’ financial statements are complete and accurate and are in accordance with generally accepted accounting principles. That is the responsibility of management and the independent auditors. Nor is it the duty of the Audit Committee to conduct investigations, to resolve disagreements, if any, between management and the independent auditors or to ensure compliance with laws and regulations.

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Nuveen Investments

333 West Wacker Drive

Chicago, IL 60606-1286

(800) 257-8787

www.nuveen.com	NGX1211

[FORM OF PROXY]

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

VOTING OPTIONS:

VOTE ON THE INTERNET

Log on to:

www.proxy-direct.com

Follow the on-screen instructions

available 24 hours

VOTE BY PHONE

Call 1-800-337-3503

Follow the recorded

instructions

available 24 hours

VOTE BY MAIL

Vote, sign and date this Proxy Card and return in the

postage-paid envelope

VOTE IN PERSON

Attend Shareholder Meeting

333 West Wacker Drive

Chicago, IL 60606

on December 16, 2011

Please detach at perforation before mailing.

COMMON SHARES	NUVEEN INSURED MASSACHUSETTS TAX-FREE ADVANTAGE MUNICIPAL FUND ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON DECEMBER 16, 2011	PROXY

THIS PROXY IS BEING SOLICITED BY THE BOARD OF TRUSTEES. The undersigned shareholder(s) of the Nuveen Insured Massachusetts Tax-Free Advantage Municipal Fund, revoking previous proxies, hereby appoints, Kevin J. McCarthy and Gifford R. Zimmerman, or any one of them true and lawful attorneys with power of substitution of each, to vote all shares of Nuveen Insured Massachusetts Tax-Free Advantage Municipal Fund which the undersigned is entitled to vote, at the Annual Meeting of Shareholders to be held on December 16, 2011, at 2:00 p.m. Central time, at the offices of Nuveen Investments, 333 West Wacker Drive, Chicago, Illinois 60606, and at any adjournment thereof as indicated on the reverse side.

In their discretion, the proxy holders named above are authorized to vote upon such other matters as may properly come before the meeting or any adjournment thereof.

Receipt of the Notice of the Annual Meeting and the accompanying Proxy Statement is hereby acknowledged. The shares of Nuveen Insured Massachusetts Tax-Free Advantage Municipal Fund represented hereby will be voted as indicated or FOR the proposal if no choice is indicated.

VOTE VIA THE INTERNET: www.proxy- direct.com VOTE VIA THE TELEPHONE: 1-800-337-3503

Note: Please sign exactly as your name(s) appear(s) on this card. When signing as attorney, executor, administrator, trustee, guardian or as custodian for a minor, please sign your name and give your full title as such. If signing on behalf of a corporation, please sign the full corporate name and your name and indicate your title. If you are a partner signing for a partnership, please sign the partnership name, your name and indicate your title. Joint owners should each sign these instructions. Please sign, date and return.

Signature and Title, if applicable

Signature (if held jointly)

Date	NGX_23053_Com_110411

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the

Nuveen Insured Massachusetts Tax-Free Advantage Municipal Fund

Shareholders Meeting to Be Held on December 16, 2011.

The Proxy Statement and Proxy Card for this meeting are available at: www.proxy-direct.com/nuv23053

IF YOU VOTE ON THE INTERNET OR BY TELEPHONE,

YOU NEED NOT RETURN THIS PROXY CARD

Please detach at perforation before mailing.

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting.

Properly executed proxies will be voted as specified. If no specification is made, such shares will be voted “FOR” each proposal. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example: ¢
1.	Election of Board Members: Class II: 01. John P. Amboian 02. David J. Kundert 03. Terence J. Toth	FOR ALL ☐	WITHHOLD ALL ☐	FOR ALL EXCEPT ☐
	INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark the box “FOR ALL EXCEPT” and write the nominee’s number on the line provided below.	FOR	AGAINST	ABSTAIN

2a.	To approve the elimination of the Fund’s existing fundamental investment policy related to the Fund’s investment of at least 80% of its assets in municipal securities.	☐	☐	☐

2b.	To approve a new fundamental investment policy related to the Fund’s investment of at least 80% of its assets in municipal securities.	☐	☐	☐

3a.	To approve the elimination of the Fund’s existing fundamental investment policy related to the Fund’s ability to make loans.	☐	☐	☐

3b.	To approve a new fundamental investment policy related to the Fund’s ability to make loans.	☐	☐	☐

4.	To transact such other business as may properly come before the Annual Meeting.

PLEASE SIGN ON REVERSE SIDE

NGX_23053_Com_110411

[FORM OF PROXY]

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

EASY VOTING OPTIONS:

VOTE ON THE INTERNET

Log on to:

www.proxy-direct.com

Follow the on-screen instructions

available 24 hours

VOTE BY PHONE

Call 1-800-337-3503

Follow the recorded

instructions

available 24 hours

VOTE BY MAIL

Vote, sign and date this Proxy Card and return in the

postage-paid envelope

VOTE IN PERSON

Attend Shareholder Meeting

333 West Wacker Dr.

Chicago, IL 60606

on December 16, 2011

Please detach at perforation before mailing.

PREFERRED SHARES	NUVEEN INSURED MASSACHUSETTS TAX-FREE ADVANTAGE MUNICIPAL FUND ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON DECEMBER 16, 2011	PROXY

THIS PROXY IS BEING SOLICITED BY THE BOARD OF TRUSTEES. The undersigned shareholder(s) of the Nuveen Insured Massachusetts Tax-Free Advantage Municipal Fund, revoking previous proxies, hereby appoints, Kevin J. McCarthy and Gifford R. Zimmerman, or any one of them true and lawful attorneys with power of substitution of each, to vote all shares of Nuveen Insured Massachusetts Tax-Free Advantage Municipal Fund which the undersigned is entitled to vote, at the Annual Meeting of Shareholders to be held on December 16, 2011, at 2:00 p.m. Central time, at the offices of Nuveen Investments, 333 West Wacker Drive, Chicago, Illinois 60606, and at any adjournment thereof as indicated on the reverse side.

In their discretion, the proxy holders named above are authorized to vote upon such other matters as may properly come before the meeting or any adjournment thereof.

Receipt of the Notice of the Annual Meeting and the accompanying Proxy Statement is hereby acknowledged. The shares of Nuveen Insured Massachusetts Tax-Free Advantage Municipal Fund represented hereby will be voted as indicated or FOR the proposal if no choice is indicated.

VOTE VIA THE INTERNET: www.proxy-direct.com VOTE VIA THE TELEPHONE: 1-800-337-3503

Note: Please sign exactly as your name(s) appear(s) on this card. When signing as attorney, executor, administrator, trustee, guardian or as custodian for a minor, please sign your name and give your full title as such. If signing on behalf of a corporation, please sign the full corporate name and your name and indicate your title. If you are a partner signing for a partnership, please sign the partnership name, your name and indicate your title. Joint owners should each sign these instructions. Please sign, date and return.

Signature and Title, if applicable

Signature (if held jointly)

Date	NGX_23053_Pre_110411

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the

Nuveen Insured Massachusetts Tax-Free Advantage Municipal Fund

Shareholders Meeting to Be Held on December 16, 2011.

The Proxy Statement and Proxy Card for this meeting are available at: www.proxy-direct.com/nuv23053

IF YOU VOTE ON THE INTERNET OR BY TELEPHONE,

YOU NEED NOT RETURN THIS PROXY CARD

Please detach at perforation before mailing.

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting.

Properly executed proxies will be voted as specified. If no other specification is made, such shares will be voted “FOR” each proposal.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example: ¢

1.	Election of Board Members: Class II: 01. John P. Amboian 02. David J. Kundert 03. Terence J. Toth	Preferred Shares Only: 04. William C. Hunter 05. William J. Schneider	FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT

			☐	☐	☐
(INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark the box “FOR ALL EXCEPT” and write the nominee’s number on the line provided below.
			FOR	AGAINST	ABSTAIN

2a.	To approve the elimination of the Fund’s existing fundamental investment policy related to the Fund’s investment of at least 80% of its assets in municipal securities.		☐	☐	☐

2b.	To approve a new fundamental investment policy related to the Fund’s investment of at least 80% of its assets in municipal securities.		☐	☐	☐

3a.	To approve the elimination of the Fund’s existing fundamental investment policy related to the Fund’s ability to make loans.		☐	☐	☐

3b.	To approve a new fundamental investment policy related to the Fund’s ability to make loans.		☐	☐	☐

4.	To transact such other business as may properly come before the Annual Meeting.

PLEASE SIGN AND DATE ON THE REVERSE SIDE

NGX_23053_Pre_110411

i	i